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            THIS AMENDED AND RESTATED CORPORATE FINANCE AGREEMENT, amended as of January 27, 1997, among PacificAmerica Money Center, Inc., as seller ("PAM" or the "Seller"), Advanta Mortgage Conduit Services, Inc., ("Buyer") and Advanta Mortgage Corp.USA, as master servicer (the "Master Servicer"),


                        W I T N E S S E T H   T H A T :


                 WHEREAS, PAM, through its subsidiaries, is an originator of mortgage loans which PAM desires to include in securitization transactions sponsored by the Buyer;

                 WHEREAS, Buyer desires to include such mortgage loans in its securitization transactions; and

                 WHEREAS, PAM and Buyer desire that the Master Servicer service such mortgage loans.

                 NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:


                 Section 1. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Section.

                 Accumulation Pool: As of any date, all Mortgage Loans previously sold by the Seller hereunder and which are held by the Conduit Acquisition Trust on such date. The Accumulation Pool may represent any number of Pools.

                 Additional Initial Reserve Amount: With respect to any Securitized Loan Pool, any additional amount required to be added to the Reserve Amount in connection with the conveyance of such Securitized Loan Pool to the related Advanta Trust (including conveyances of any "pre-funded" Mortgage Loans). The parties acknowledge that their expectation is that the Additional Initial Reserve Amount will be ________.

                 Additional Representations and Warranties: With respect to any Pool, the additional representations and warranties made by the Seller with respect thereto, as set forth in the related Conveyance Agreement and agreed to by the Buyer and the Seller.

                 Advances: Any "Delinquency Advances" as may be required in connection with a Securitized Loan Pool, as defined in the "Pooling and Servicing" or similar agreement relating to the applicable Advanta Trust, and any Servicing Advances.

                 Advanta Pooling Agreement: Any pooling and servicing or other trust agreement pursuant to which an Advanta Trust is established.

                 Advanta Trust: Any trust which the Buyer may from time to time sponsor for the purpose of securitizing, among other things, all or a portion of the Mortgage Loans and selling the interests therein to investors.

                 Agreement: This Amended and Restated Corporate Finance Agreement and all amendments hereof and supplements hereto.
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                 Applicable Pool Parameters:  For purposes of this Agreement only (i.e., not necessarily for purposes of the Whole Loan Agreement) those pool parameters set forth on Exhibit D hereto, as such Exhibit D may be revised from time to time by the Buyer.

                 Applicable Pool Balance: With respect to any Pool as of any Distribution Date, the aggregate Principal Balances of the Mortgage Loans in such Pool as of the opening of business on the first day of the prior calendar month.

                 Applicable Rate: With respect to any Mortgage Loan included in the Accumulation Pool, LIBOR plus ______. With respect to any Mortgage Loan included in a Securitized Loan Pool, the "Pass-Through Rate(s)" for the related classes of securities for the related period; such "Pass-Through Rate(s)" may be either the actual rates or, in the case of a derivative, such derivative hedged rate(s).

                 Appraised Value: The appraised value of any Mortgaged Property based upon the appraisal or other valuation made at the time of the origination of the related Mortgage Loan; or, in the case of a Mortgage Loan which is a purchase money mortgage; or in the case of a home which is purchased within the last twelve (12) months, the sale price of the Mortgaged Property at such time of origination, if such sale price is less than such appraised value.

                 ARM Loan: A Mortgage Loan which bears an adjustable rate of interest.

                 Authorized Representatives:  As defined in Section 16 hereof.

                 Bond Pricing Discount: An estimated percentage of pricing discount on the publicly-offered securities to be issued by an Advanta Trust, as determined by the Underwriter(s) selected by the Buyer. The parties acknowledge that their expectation is that the Bond Pricing Discount will be _____, or as close to zero as reasonably practicable. If the Bond Pricing Discount is more than _____, the Seller may terminate this Agreement upon 30 days' notice to the Buyer.

                 Business Day: Any day other than (a) a Saturday or a Sunday, or (b) a day on which national banks in the states of California, New York or Delaware are required or authorized by law, executive order or governmental decree to be closed.

                 Buyer Information:  As defined in Section 5(d).

                 Carry-Forward Amount: With respect to any Securitized Loan Pool and any Distribution Date, the sum of the excess, if any, of (x) the amount described in clause (y) of the definition of "Deferred Premium Payment" for the immediately preceding Distribution Date over (y) the Residual Cashflow for such Securitized Loan Pool for such immediately preceding Distribution Date.

                 Closing Date: With respect to any Pool, the date established as the "Closing Date" in the related Conveyance Agreement.

                 Combined Loan-to-Value Ratio: With respect to any First Mortgage Loan, the percentage equal to the Original Principal Amount of the related Note divided by the Appraised Value of the related Mortgaged Property and with respect to any Second Mortgage Loan, the percentage equal to (a) the sum (i) the remaining principal balance, as of origination of the Second Mortgage Loan, of the Senior Lien note(s) relating to such





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Second Mortgage Loan, and (ii) the Original Principal Amount of the Note
relating to such Second Mortgage Loan, divided by (b) the Appraised Value.

                 Compensating Interest: Amounts advanced by the Master Servicer for the benefit of the Advanta Trust as a result of a prepayment in full by a Mortgagor on a date other than the scheduled Due Date, and equal to the excess of (x) a full month's interest on the related Mortgage Loan calculated at the related Coupon Rate less the Servicing Fee Rate over (y) the interest actually paid by the related Mortgagor for the related monthly period. All amounts advanced for Compensating Interest will be reimbursed to the Master Servicer out of the Residual Cashflows due to the Seller.

                 Conduit Acquisition Trust: The Conduit Acquisition Trust created pursuant to that certain Pooling and Servicing Agreement dated as of February 15, 1995 among the Buyer, the Master Servicer and the Trustee.

                 Conveyance Agreement: With respect to the purchase of a Pool, the Conveyance Agreement in substantially the form of Exhibit A hereto executed with respect thereto.

                 Credit Enhancer: Any financial guarantor or other financial institution which provides third-party credit enhancement with respect to an Advanta Trust.

                 Cut-Off Date: With respect to any Pool, the date established as the "Cut-Off Date" in the related Conveyance Agreement.

                 Cut-Off Date Principal Balance: As to any Mortgage Loan, its Principal Balance as of the opening of business on the related Cut-Off Date.

                 Defect: As to any Mortgage Loan, (a) a failure of any document in the Mortgage File to correspond substantively to the information set forth on the Mortgage Loan Schedule or (b) the absence of a required document or required information from a Mortgage File if such failure or absence in the reasonable opinion of the Buyer materially and adversely affects the collectibility or value of the Mortgage Loan.

                 Defective Mortgage Loan: Any Mortgage Loan which is required to be repurchased by the Seller pursuant to Section 5(b), 5(c), 6(b) or 8(c) hereof.

                 Deferred Premium Payment: With respect to any Securitized Loan Pool and any Distribution Date, the excess, if any, of (x) the Residual Cashflow for such Distribution Date over (y) the sum of (i) the Initial Premium Amortization Current Amount plus (ii) the related Initial Premium Fee plus
(iii) the Carry-Forward Amount, if any, for such Distribution Date.

                 Delinquency Advances: For each remittance period for the related Securitization, an amount equal to the sum of the interest portions (net of the Servicing Fees) due, but not collected, with respect to delinquent Mortgage Loans, which the Master Servicer advances to the Trust. The Master Servicer is only required to make Delinquency Advances if the Master Servicer believes, in its good faith business judgment, that such amount will ultimately be recovered from the related Mortgage Loan.

                 Distribution Date: With respect to the Accumulation Pool or any Securitized Loan Pool, the 25th day of each month or, if such day is not a Business Day, the Business





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Day immediately following such 25th day, beginning in the month specified in the related Conveyance Agreement.

                 Due Date: With respect to any Mortgage Loan the fixed date in each month on which the Mortgagor's Monthly Mortgage Payment is due.

                 Excess Interest means:

                          (x) with respect to the Accumulation Pool, as of any Distribution Date, the sum of all interest due (minus the amount of any interest not required to be advanced by the Master Servicer as a non-recoverable "Delinquency Advance") with respect to the Mortgage Loans in the Accumulation Pool during the prior calendar month (minus any portion of such interest previously received by the Seller as part of the related Pool Purchase Price), less the sum of the following amounts, to be deducted in the following order of priority:

                          (i)     the Monthly Fee with respect to the
                                  Accumulation Pool;

                          (ii) one-twelfth of the Servicing Fee Rate times the related Applicable Pool Balance;

                          (iii) the interest, calculated at the Applicable Rate, which accrued on the Applicable Pool Balance which relates for the applicable preceding interest accrual period; and

                          (iv) the amount of any Advances, including, but not limited to, Nonrecoverable Advances, made or paid by the Master Servicer with respect to any Mortgage Loans included in the Accumulation Pool during the prior calendar month less the amount of any Delinquency Advances made or paid by the Master Servicer on prior monthly periods and recovered during the current monthly period; and

                          (y) with respect to any Securitized Loan Pool, as of any Distribution Date, the sum of all interest due with respect to the Mortgage Loans in such Securitized Loan Pool (minus the amount of any interest not required to be advanced by the Master Servicer as a non-recoverable "Delinquency Advance"), during the prior calendar month (minus any portion of such interest previously received by the Seller as part of the related Pool Purchase Price), less the sum of the following amounts, to be deducted in the following order of priority:

                          (i)     the Monthly Fee with respect to the
                                  Securitized Loan Pool;

                          (ii) one-twelfth of the Servicing Fee Rate times the related Applicable Pool Balance;

                          (iii) the sum of (x) the interest, calculated at the Applicable Rate for the related ARMs, which accrued on that portion of the Applicable Pool Balance which relates to ARMs, plus (y) the interest, calculated at the Applicable Rate for the related Fixed Rate Loans, which accrued on that portion of the Applicable Pool Balance which relates to Fixed Rate Loans,





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                                  in each case for the applicable preceding
                                  interest accrual period; and

                          (iv) the amount of any Advances (including, but not limited to, Nonrecoverable Advances) and Compensating Interest made or paid by the Master Servicer with respect to any Mortgage Loans included in the Securitized Loan Pool during the prior calendar month less the amount of any Delinquency Advances and Compensating Interest made or paid by the Master Servicer on prior monthly periods and recovered during the current monthly period.

                 FDIC: The Federal Deposit Insurance Corporation and its successors in interest.

                 FEMA: The Federal Emergency Management Agency and its successors in interest.

                 FHLMC: The Federal Home Loan Mortgage Corporation and its successors in interest.

                 First Mortgage Loan: A Mortgage Loan which constitutes a first priority mortgage lien with respect to any Mortgaged Property.

                 Fixed Rate Loan: A Mortgage Loan which bears interest at a fixed rate.

                 FNMA: The Federal National Mortgage Association and its successors in interest.

                 Initial Premium Amortization Amount Schedule: With respect to any Securitized Loan Pool, a schedule setting forth all Initial Premium Amortization Current Amounts for each Distribution Date.

                 Initial Premium Amortization Current Amount: With respect to any Securitized Loan Pool (i) for each Distribution Date occurring during the amortization period (which shall in no event be less than 36 months or greater than 48 months) set forth in the related Securitization Statement, the amount set forth with respect to such Distribution Date in the Initial Premium Amortization Amount Schedule attached to the related Securitization Statement and (ii) with respect to each Distribution Date thereafter, the related Unamortized Initial Premium Amount immediately prior to such Distribution Date.

                 Initial Premium Fee: With respect to any Distribution Date, the product of (i) ______ of the sum of (a) ______ (b) ______ and (ii) the related Unamortized Initial Premium Amount immediately prior to such Distribution Date.

                 Initial Premium Payment: An amount paid to the Seller on the closing date of the related Advanta Securitization equal to the product of (i) the related Initial Premium Percentage and (ii) the aggregate Principal Balance of all Qualifying Loans purchased by the Buyer as of the closing date of a Securitization.

                 Initial Premium Percentage: With respect to each Securitized Loan Pool, the percentage indicated as the Initial Premium Percentage in the related Securitized Statement, which percentage shall not be less than ______.





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                 Initial Reserve Amount:  With respect to any Securitized Loan
Pool, the initial amount of Reserves relating thereto, as set forth in the related Conveyance Agreement and based upon an initial review by the Credit Enhancer. The parties acknowledge that their expectation is that the Initial Reserve Amount will be ______.

                 Insurance Policy: Any hazard, flood, title or primary mortgage insurance policy relating to a Mortgage Loan.

                 Insurance Proceeds: Proceeds paid by any insurer and received by the Master Servicer during the prior calendar month pursuant to any insurance policy covering a Mortgage Loan or the related Mortgaged Property, and the proceeds from any fidelity bond or errors and omission policy, net of any component thereof covering any expenses incurred by or on behalf of the Master Servicer.

                 Issuance Costs: With respect to any Securitized Loan Pool, all costs incurred by the Seller and by the Buyer in connection with the purchase and sale of a Pool, the establishment of the related Advanta Trust and the sale of mortgage-backed securities by such Advanta Trust, including, without limitation, legal, accounting, printing, initial Trustee's fee, the Underwriter's discount, initial Credit Enhancer's fee, Rating Agency's fees and other customary costs of issuance.

                 LIBOR: With respect to each Distribution Date, one-month London Interbank Offered Rate as set forth in the Wall Street Journal as of the prior Business Day.

                 Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan as to which the Master Servicer has determined, in accordance with its regular servicing practices during the prior calendar month, that all Liquidation Proceeds which it expects to recover from or on account of such Mortgage Loan have been recovered, which determination may include "charging off" such Mortgage Loan.

                 Liquidation Expenses: Expenses which are incurred by the Master Servicer in connection with the liquidation or foreclosure of any Mortgage Loan and not recovered under any insurance policy or from any Mortgagor. Such expenses shall include, without limitation, legal fees and expenses, real estate brokerage commissions, any unreimbursed amount expended by the Master Servicer respecting the related Mortgage Loan (including, without limitation, amounts voluntarily advanced to correct defaults on each related Senior Lien) and any related and previously unreimbursed Advances.

                 Liquidation Proceeds: Cash (other than Insurance Proceeds) received in connection with the liquidation of any Mortgaged Property, whether through trustee's sale, foreclosure sale or otherwise received in respect of any Mortgage Loan foreclosed upon (including, without limitation, proceeds from the rental of the related Mortgaged Property).

                 Master Commitment: The Master Commitment for Corporate Finance Relationships dated as of December 16, 1996 among the Buyer and the Seller hereto.

                 Master Servicer: Advanta Mortgage Corp. USA, a Delaware corporation.

                 Monthly Fee:  As defined in Section 4(a) hereof.

                 Monthly Mortgage Payment: With respect to any Mortgage Note, the amount of each fixed monthly payment (other than final balloon payments) payable under such Mortgage Note in accordance with its terms, net of any portion of such monthly payment





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that represents late payment charges, prepayment or extension fees or collections allocable to payments to be made by Mortgagors for payment of insurance premiums, real estate taxes or similar items.

                 Mortgage: The mortgage, deed of trust or other instrument creating a first, second or third lien on an estate in fee simple interest in real property securing a Mortgage Loan.

                 Mortgage File: With respect to any Mortgage Loan, the items set forth on Exhibit B hereto.

                 Mortgage Loan: Each of the Mortgage Loans sold by the Seller hereunder.

                 Mortgage Loan Rate: As to any Mortgage Loan, the per annum rate of interest applicable to the calculation of interest thereon.

                 Mortgage Loan Schedule: With respect to any Pool, the schedule of Mortgage Loans delivered by the Seller with respect thereto on the related Closing Date. Each such schedule shall be delivered in computer-readable form on diskette or magnetic tape and in physical form, as amended from time to time.

                 Mortgage Note: The note or other instrument of indebtedness evidencing the indebtedness of a Mortgagor under the related Mortgage Loan.

                 Mortgaged Property: The underlying property securing a Mortgage Loan.

                 Mortgagor:  The obligor under a Mortgage Note.

                 Net Insurance Proceeds: Insurance Proceeds from any policy of insurance covering a Mortgage Loan which (a) are applied by the Master Servicer to reduce the Principal Balance of the related Mortgage Loan and (b) not applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the Master Servicer's regular servicing procedures or the terms of the related Mortgage Loan.

                 Net Liquidation Proceeds: As to any Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the Principal Balance thereof.

                 Nonrecoverable Advances: With respect to any Mortgage Loan, any Delinquency Advance and any Servicing Advance previously made and not reimbursed which, in the good faith business judgment of the Master Servicer, would not be ultimately recoverable.

                 Offering Document: A prospectus, placement memorandum or other document pursuant to which an Underwriter offers mortgage- backed securities issued by an Advanta Trust.

                 Original Principal Amount: With respect to any Mortgage Note, the original principal amount due under such Mortgage Note as of its date of origination.





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                 Other Expenses:  Any additional expenses incurred by the Buyer in connection with the inclusion of the Seller's Mortgage Loans sold by the Seller in an Advanta Trust, including, but not limited to the costs of (i) data integrity review of loan files versus the servicing system, (ii) accountant's "comfort letter" with respect to any of the Seller Information and (iii) third-party due diligence expenses relating to on-site review of the Seller or the Mortgage Loans, to the extent over and above the Buyer's normal expenses for items (i), (ii) and (iii).

                 Pair-Off Fee: As defined in the Master Commitment for Corporate Finance Relationships, dated as of December 16, 1996 between the Seller and the Buyer.

                 Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 Pool: Any group of Mortgage Loans sold by the Seller hereunder and designated as a "pool" for purposes of this Agreement. For convenience, each Pool shall be designated by the year of its sale and lettered sequentially, e.g., 1996-A, 1996-B, etc.

                 Pool Principal Balance: As of any date, the aggregate Principal Balances of all Mortgage Loans in the related Pool as of such date.

                 Pool Purchase Price: With respect to any Pool, the sum of (x) the aggregate Principal Balance of each Mortgage Loan in such Pool as of the opening of business on the related Cut-Off Date and (y) for each Mortgage Loan, interest accrued on the amount described in clause (x) from and including the date to which interest was last paid by the Mortgagor (including any prepaid interest) to but excluding the Closing Date, calculated at the related Mortgage Loan Rate and minus the Initial Servicing Expenses set forth on Exhibit L attached hereto.

                 Principal Balance: As to any Mortgage Loan and any date of determination, the Principal Balance thereof as of the related Cut-Off Date, less all amounts theretofore applied in reduction of such Principal Balance after the related Cut-Off Date; provided, however, that a Mortgage Loan that has become liquidated will be deemed to have a Principal Balance of _______.

                 Principal Payment: As to any Mortgage Loan and calendar month, all amounts received or, deemed to have been received by the Master Servicer from or on behalf of the related Mortgagor during such calendar month (including Principal Prepayments) which, at the time of receipt or at the time deemed to have been received, were applied or were required to be applied by the Master Servicer in reduction of the Principal Balance of such Mortgage Loan.

                 Principal Prepayment: As to any Mortgage Loan and calendar period, any Mortgagor payment or other recovery in respect of principal on a Mortgage Loan (including Net Liquidation Proceeds) which, in the case of a Mortgagor payment, is received in advance of its Due Date and is not accompanied by an amount as to interest representing scheduled interest for any month subsequent to the month of such payment or was accompanied by instructions from the related Mortgagor directing the Master Servicer to apply such payments to the Principal Balance of such Mortgage Loan.





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                 Qualified Mortgage:  "Qualified Mortgage" shall have the
meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (or any successor statute thereto).

                 Qualifying Loan: Mortgage Loans which (i) conform to the Applicable Guidelines, and (ii) which conform to all Representations and Warranties, as defined in this Agreement and applicable to the related Mortgage Loans.

                 Rating Agencies: Collectively, all nationally recognized statistical credit rating agencies providing a rating on any class of mortgage-backed securities issued by an Advanta Trust.

                 Realized Loss: As to any Liquidated Mortgage Loan, the excess, if any, of (x) the Principal Balance thereof as of the date of liquidation, together with all unreimbursed Advances over (y) the related Net Liquidation Proceeds, if any.

                 Related Conduit Agreements:  As defined in the Master
Commitment.

                 Remaining Excess Interest: With respect to any Securitized Loan Pool as of any Distribution Date, the excess, if any, of (x) the Excess Interest for such Securitized Loan Pool over (y) the Reserve Deposit for such Securitized Loan Pool.

                 REO Property: Any Mortgaged Property as to which title has become vested in the Trustee, the Conduit Acquisition Trust or an Advanta Trust as a result of foreclosure, deed in lieu of foreclosure, etc.

                 Representations and Warranties: As defined in Section 8(a) hereof.

                 Repurchase Price: With respect to any Mortgage Loan repurchased by the Seller pursuant to the provisions hereof, an amount equal to
(i) the sum of (A) the Principal Balance of such Mortgage Loan as of the beginning of the calendar month next preceding the Distribution Date on which the proceeds of such repurchase or purchase are required to be distributed, (B) interest computed at the applicable Mortgage Loan Rate on such Principal Balance from the date to which interest was last paid by the Mortgagor to the end of the calendar month immediately preceding such Distribution Date on which such repurchase or purchase occurs and (C) any previously unreimbursed Advances made on or in respect of such Mortgage Loan less (ii) any payments of principal and interest in respect of such Mortgage Loan, made by or on behalf of the related Mortgagor during such calendar month.

                 Reserve Amount: With respect to the Accumulation Pool or any Securitized Loan Pool, as of any Distribution Date the excess of (x) the sum of
(i) the Initial Reserve Amount(s) for the related Pool(s), (ii) any Additional Initial Reserve Amount and (iii) the aggregate, cumulative amount of Reserve Deposits applicable to the Accumulation Pool or such Securitized Loan Pool, as the case may be and (iv) investment earnings at Advanta Corp.'s then-standard reinvestment rate over (y) the sum of (i) the aggregate, cumulative amount of Realized Losses experienced with respect to the related Pool(s) since their sale by the Seller reduced by any amounts described in clause (y) of Section 9(d) hereof which have previously been applied in respect of such Realized Losses, (ii) the aggregate, cumulative amount of Reserve Release Amounts distributed to the Seller on all prior Distribution Dates and (iii) any amount described in the second sentence of Section 9(b) hereof which are paid to the Seller.





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                 Reserve Deposit:  With respect to the Accumulation Pool or any
Securitized Loan Pool, on any Distribution Date, the lesser of (x) the related Excess Interest for such Distribution Date or (y) any related Reserve Shortfall for such Distribution Date.

                 Reserve Release Amount: As of any Distribution Date and with respect to any Securitized Loan Pool, the excess of (x) the related Reserve Amount on such Distribution Date, after taking into account all credits to, and deductions therefrom on such Distribution Date over (y) the related Reserve Requirement for such Distribution Date.

                 Reserve Requirement: With respect to any Securitized Loan Pool and Distribution Date, the required amount of Reserves for such Distribution Date. In no event shall the level of the Reserve Requirement exceed the level that would be required by the related Credit Enhancer, if the Seller were to do a stand-alone transaction.

                 Reserve Shortfall: With respect to any Securitized Loan Pool, on any Distribution Date, any excess of (x) the related Reserve Requirement for such Distribution Date over (y) the related Reserve Amount immediately prior to such Distribution Date.

                 Reserves: The amount of any first-loss protection maintained with respect to any Pool or group of Pools.

                 Residual Cashflow: With respect to any Securitized Loan Pool as of any Distribution Date, the Residual Cashflow for any Distribution Date shall equal the Remaining Excess Interest, if any, for such Securitized Loan Pool and such Distribution Date plus the aggregate Reserve Release Amount, if any, for such Distribution Date plus any prepayment fees collected for such Distribution Date.

                 Second Mortgage Loan: A Mortgage Loan which constitutes a second priority mortgage lien with respect to the related Mortgaged Property.

                 Securitization: A periodic securitization of mortgage loans by the Buyer.

                 Securitization Statement: Each statement delivered to the Seller by the Buyer at the time of establishment of an Advanta Trust containing Mortgage Loans sold by the Seller hereunder, which statement shall set forth the final Reserve Requirement for the related Securitized Loan Pool, the Pass-Through Rate(s) applicable to such Securitized Loan Pool and related information.

                 Securitized Loan Pool: Any group of Mortgage Loans sold by the Seller hereunder and held by a particular Advanta Trust, whether acquired initially by such Advanta Trust or subsequently acquired through "pre-funded" purchases. A Securitized Loan Pool may represent any number of Pools.

                 Seller: PacificAmerica Money Center, Inc., a Delaware corporation.

                 Seller Information:  As defined in Section 5(d) hereof.

                 Seller's Applicable Guidelines: The loan policies and guidelines adopted by the Seller in its discretion for its loan origination activities.

                 Seller's Transaction Expenses: With respect to any Securitized Loan Pool, the Seller's pro rata share (based upon the relative aggregate principal balances of the Mortgage Loans sold by the Seller to the total aggregate principal balance for all mortgage





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loans in such Securitized Loan Pool) of the Issuance Costs, which shall be a maximum of _____ times the aggregate Principal Balance of the related Mortgage Loans.

                 Senior Lien: With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

                 Servicing Advance: Any out-of-pocket costs or expenses incurred by the Master Servicer in connection with the performance of its servicing obligations, including, but not limited to, preservation expenses, payments for taxes and insurance, and payments made to Senior Lien holders, enforcement and judicial proceedings, including foreclosures, the management and liquidation of "REO" Properties, etc.

                 Servicing Fees: As of any Distribution Date, ______ basis points times the Applicable Pool Balance of the Accumulation Pool or the Securitized Loan Pool. Servicer will be entitled to retain additional servicing compensation for incidental fees or charges provided for in the applicable Note and/or Mortgage that are customarily collected from the Mortgagor or charged by the Servicer in the ordinary course of performing its obligations herein, including, but not limited to, late payment charges, assumption processing charges and assumption fees, modification charges or fees, demand fees, insufficient funds fees, reconveyance charges, tax service fees, fees for statement of account or payoff of Mortgage Loans.

                 Total Loan-to-Value Ratio: With respect to any Mortgage Loan, the percentage equal to the sum of (i) the Original Principal Amount of the related Note and (ii) the remaining principal balance(s), as of origination of such Mortgage Loan, of all other note(s) secured by liens, whether senior or subordinate, on the related Mortgaged Property, divided by the Appraised Value of the related Mortgaged Property.

                 Trustee:  The trustee designated by the Buyer.

                 Unamortized Initial Premium Amount: With respect to any Securitized Loan Pool and any Distribution Date, the original related Initial Premium Payment minus (i) the aggregate, cumulative amount of the related Residual Cashflow applied in respect of the amortization thereof on previous Distribution Dates pursuant to Section 9(d) hereof and minus (ii) the aggregate, cumulative amounts applied in respect of the amounts described in clause (z) of Section 9(d) hereof on previous Distribution Dates.

                 Underwriter: Collectively, any underwriters or placement agents engaged or consulted by the Buyer in connection with the sale of mortgage-backed securities by an Advanta Trust.

                 Whole Loan Agreement: The Master Loan Purchase Agreement dated as of July 31, 1995 among the parties hereto.

                 Whole Loan Purchases: A pool of Mortgage Loans purchased pursuant to the Whole Loan Agreement.

                 Section 2. Interest Calculations. All calculations of interest hereunder, including, without limitation, calculations of interest at the Mortgage Loan Rate, which are made in respect of the Principal Balance of a Mortgage Loan shall be made on a daily basis using a 360-day year, except to the extent that any different convention (e.g., "actual/360", "actual/365") is used with respect to any securities issued by an Advanta Trust.

                 Section 3. Purchases and Sales. (a) Purchases and Sales hereunder shall generally be governed by the terms of the Master Commitment.

                 (b) Purchases of Qualifying Loans under this Agreement shall occur in minimal Pool sizes of $________ aggregate Principal Balance. Offers of Pools, document review, servicing transfer and settlement shall initially be performed by following the same procedures set forth in the Whole Loan Agreement, as such procedures may be revised from time to time upon mutual agreement of the Buyer and the Seller.

                 (c) To consummate a proposed purchase the Seller and the Buyer on behalf of the Conduit Acquisition Trust shall, on or prior to the related Closing Date, execute and deliver a Conveyance Agreement with respect to the related Pool in substantially the form of Exhibit A hereto. On the related Closing Date the Buyer shall cause the Pool Purchase Price for the related Pool to be wired to the Seller in immediately available funds.

                 (d) In connection with each purchase of a Pool the Conduit Acquisition Trust shall, pursuant to the related Conveyance Agreement, purchase all of the Seller's right, title and interest to each Mortgage Loan, including all interest accruing thereon and principal received on or with respect to such Mortgage Loan on or after the related Cut-Off Date.

                 (e) The Seller agrees to cause its records relating to the Mortgage Loans to indicate that the Mortgage Loans have been sold to the Conduit Acquisition Trust. The Seller will treat each sale of a Pool as a sale for generally accepted accounting purposes, will reflect such sale on its accounting records, and shall furnish to the Buyer, in connection with the execution of each Conveyance Agreement an officer's certificate certifying to the Seller's treatment of the transactions contemplated hereby as sales, and such other matters as the Buyer may reasonably request. The Seller may, at its option, elect an appropriate treatment of the transactions contemplated hereby for tax purposes.

                 (f) Prior to the purchase of the first Pool purchased hereunder the Seller shall cause to be provided to the Buyer and the Trustee an opinion of counsel in a form approved by the Buyer relating to the execution and delivery of this Agreement by the Seller and attached hereto as Exhibit G. In connection with each subsequent execution of a Conveyance Agreement, the Seller shall provide to the Buyer and the Trustee an officer's certificate in a form approved by the Buyer as to certain legal and factual matters with respect to such sale.

                 (g) The Seller shall cause at least ____ (by number of loans) of each Pool to be reviewed in accordance with quality control procedures which are standard in the residential mortgage loan industry. Such review may be undertaken by employees of the Seller or of the Buyer or its affiliates, as determined by the Seller. Copies of all quality control review reports shall be furnished to the Buyer on request.

                 Section 4.  Fees and Expenses.

                 (a) On each Distribution Date the Buyer shall receive a monthly fee ("Monthly Fee"), with respect to each Accumulation Pool and each Securitized Loan Pool, from cashflows on the related Pool, equal to ______ basis points times the Applicable Pool Principal Balance as of the first day of the prior calendar month.

                 Any amounts due to the Buyer or to the Master Servicer hereunder or under the Whole Loan Agreement, including, but not limited, to the fees described above, and the Pair-Off Fee, and any hedging costs, and not paid when due, shall remain payable by the Seller. Such amounts may be funded from any Residual Cashflow otherwise due to the Seller, or offset against any amounts otherwise payable to the Seller by the Buyer or the Master Servicer.

                 (b) The Seller shall pay all the fees and expenses of Dewey Ballantine up to a maximum of $______ incurred in connection with the preparation of this Agreement, at the time of execution and delivery of this Agreement.

                 (c) All expenses of recording assignments of mortgage shall be paid by the Seller.


                 Section 5.  Establishment of Advanta Trusts.


                 (a) Except as provided below in this Section 5(a), in connection with the creation of an Advanta Trust the Buyer shall cause the Conduit Acquisition Trust to convey to such Advanta Trust at least ____ of all Qualifying Loans then held in the Accumulation Pool as of the cut-off date for such Advanta Trust. It is the Buyer's current intention to sponsor Advanta Trusts on a quarterly basis. In the event that any Qualifying Loans are not conveyed to an Advanta Trust within ____ days of the date they are purchased by the Buyer hereunder, Buyer shall consider any offers to purchase such Qualifying Loans presented to it by any unrelated third party; provided, that nothing in this Section 5(a) shall be construed to require the Buyer to solicit offers to purchase such loans. Buyer shall be required to provide written notice within ____ Business Days after the receipt of any offer to purchase the Qualifying Loans, and Seller shall have a right of first refusal, exercisable for a period of ____ Business Days from the date of Seller's receipt of Purchaser's written notice of a third party offer, to repurchase the Qualifying Loans so offered, at a price equal to the Repurchase Price. In connection with any conveyance of loans to an Advanta Trust, the Buyer, the related Underwriter(s) and the related Credit Enhancer, shall establish the related Pass-Through Rate(s) and Reserve Requirement applicable to such Mortgage Loans.

                 The Seller shall pay the applicable Bond Pricing Discount and the applicable Other Expenses at the time of the establishment of the related Advanta Trust (which amounts may be offset against any amounts due to the Seller).

                 In connection with the conveyance of any Mortgage Loans to an Advanta Trust the Buyer shall furnish the Seller with the related
Securitization Statement.

                 If the inclusion in an Advanta Trust of Mortgage Loans sold hereby would adversely impact the overall Reserve Requirements or pricing relating to such Advanta Trust, the Buyer, after consulting with the Seller, may segregate such Mortgage Loans as a separate pool and/or "REMIC" in such Advanta Trust, and (but shall not be required to) issue specified classes of securities with respect to such Mortgage Loans. The parties acknowledge their expectation that no such separate treatment should be necessary with respect to Mortgage Loans which are Qualifying Loans. In case such separate treatment is required, the Seller shall have the right to repurchase such loans, sell such loans pursuant to the Whole Loan Agreement or leave the loans in the Advanta Trust. Each such separate pool and/or "REMIC" will have its own Pass-Through Rate and its own Reserve

Requirement. Any additional costs relating to such a structure shall constitute "Seller's Transaction Expenses" payable by the Seller.

                 The Seller shall have the right, prior to the "cut-off-date" for the related Advanta Trust, to substitute for any Mortgage Loan described in the preceding paragraph a replacement Mortgage Loan of similar or better characteristics and unpaid Principal Balance of equal or lesser amount acceptable to the Buyer and which is eligible for inclusion in such Advanta Trust.

                 If for any reason, any Qualifying Loans offered for purchase under the Agreement cannot be included in an Advanta Trust, in addition to Seller's other rights set forth herein, Seller shall have the right to sell such Qualifying Loans to Buyer pursuant to the Whole Loan Agreement.

                 (b) If, in connection with the establishment of an Advanta Trust, any Mortgage Loan in a Securitized Loan Pool is ____ or more days contractually delinquent and such Mortgage Loan is determined by the Buyer to be ineligible for inclusion in such Advanta Trust, the Buyer shall promptly inform the Seller, and the Seller shall have the option to repurchase such Mortgage Loan in accordance with the provisions of this Section 5 prior to the closing date of such Advanta Trust, to substitute for such Mortgage Loan a replacement Mortgage Loan of similar or better characteristics and with an unpaid Principal Balance of equal or lesser amount reasonably acceptable to the Buyer and which is eligible for inclusion in such Advanta Trust, or to have such ineligible Mortgage Loan remain in the Accumulation Pool. The Seller shall have the further right, but not the obligation to repurchase any Mortgage Loan in an Accumulation Pool which is ____ or more days contractually delinquent.

                 In connection with any such repurchase the Seller shall deliver the Repurchase Price to the Buyer. In connection with any such substitution the Seller shall deliver the substitute Mortgage Loan and the items which constitute the related Mortgage File to the Trustee, and shall deliver to the Buyer the excess of (x) the outstanding Principal Balance of the replaced Mortgage Loan over (y) the outstanding Principal Balance of the substitute Mortgage. In connection with any such repurchase or substitution the Buyer shall cause the Conduit Acquisition Trust to reconvey the repurchased or replaced Mortgage Loan to the Seller in the manner described in Section 6(b) hereof.

                 (c) Upon the reasonable request of the Buyer, the Seller shall supply to the Buyer access to, and information regarding, the Seller, the Mortgage Loans, the Seller's underwriting practices, financial condition and related matters. The Seller hereby represents and warrants to the Buyer that any such information so furnished by the Seller ("Seller Information") shall be true, correct and complete in all material respects. If requested by the Buyer or Underwriter's counsel, the Seller shall cause a nationally recognized accounting firm to provide the Buyer with a letter in a form acceptable to Buyer with respect to any Seller Information. The Seller agrees to comply with any reasonable regulatory and quality control requirements requested by the Buyer based upon the Buyer's review of Seller Information and other review of the Seller's origination activities.

                 The Seller shall indemnify and hold the Buyer harmless from any losses suffered by the Seller and its affiliates as a result of (i) any misstatement in, or omission from, any Seller Information or (ii) any breach by Seller of any representation or warranty set forth in Section 7(a) hereof but only as it relates to Seller's performance and obligations under this Agreement.

                 The Buyer shall indemnify and hold Seller and its affiliates harmless from any losses suffered by the Seller as a result of (i) any misstatement in, or omission from any Buyer Information or (ii) any breach by the Buyer of any representation or warranty set forth in Section 7(b) hereof but only as it relates to the Buyer's performance and obligations under this Agreement. "Buyer Information" means any information in any Offering Document other than Seller Information.

                 (d) The Seller agrees to cooperate reasonably and in good faith with the Buyer, its attorneys and accountants, Credit Enhancers, Underwriters and Rating Agencies in connection with the establishment of each Advanta Trust. The Buyer agrees to cooperate reasonably with the Seller, its attorneys and accountants in connection with the transfer of Qualifying Loans to an Advanta Trust.

                 (e) The Buyer acknowledges to the Seller that it is the Buyer's present intent to sponsor Advanta Trusts quarterly; the Buyer shall advise the Seller of any change in such intent as soon as possible. If the Buyer fails to sponsor quarterly securitizations, the Seller may terminate this Agreement upon ____ days' written notice to the Buyer.

                 (f) The Seller acknowledges that, to the extent it, at or prior to the time of the formation of a Securitized Loan Pool, elects not to repurchase any Mortgage Loan pursuant to its repurchase options set forth in this Section 5, the Reserve requirements and/or the Initial Reserve Amount applicable to the related Securitized Loan Pool is likely to increase substantially.

                 Section 6. Defective Mortgage Files; Repurchase of Mortgage Loans. (a) If the Seller is informed by the Trustee, the Master Servicer or the Buyer that any material document constituting a part of a Mortgage File has not been executed or received or is unrelated to the Mortgage Loans identified in the related Mortgage Loan Schedule, the Seller shall have a period of ____ days after such notice within which to correct or cure any such Defect.

                 (b) If the Trustee, Credit Enhancer, the Master Servicer or the Buyer has notified the Seller of a Defect in a Mortgage File and the Defect remains uncured to the satisfaction of the Buyer, the Seller shall, not later than ____ days after receipt of notice of such Defect, and provided that such Defect has not been cured to the Buyer's reasonable satisfaction, repurchase the related Mortgage Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) at a price equal to the Repurchase Price, which shall be accomplished by delivery of such amount by the Seller to the Buyer.

                 Upon receipt by the Buyer of the Repurchase Price for a Defective Mortgage Loan, the Buyer shall cause the Conduit Acquisition Trust to execute and deliver such instrument of transfer or assignment presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such repurchased Defective Mortgage Loan (including any property acquired in respect thereof or insurance policy or insurance proceeds with respect thereto).

                 (c) In the event that the Seller fails, within the time periods specified in this Agreement, to cure any material Defect in a Mortgage File, the Buyer, in addition to any rights it may have under paragraph (b) above, shall have the right thereafter to receive any Residual Cashflow otherwise payable to the Seller, but not more than the actual loss suffered by the Buyer. The Buyer shall make a good faith effort to collect any amounts due by the Obligor in order to mitigate any actual loss that may be suffered by the Buyer;

provided, that if the Buyer adheres to its servicing guidelines, this shall be considered conclusive evidence of good faith.

                 (d) The remedies described in paragraphs (b) and (c) above, together with all other remedies the Buyer may have at law or in equity, shall survive any resignation or termination of Advanta Mortgage Corp. USA as Master Servicer.

                 Section 7. Representations and Warranties Regarding the Seller, the Buyer and the Master Servicer. (a) The Seller hereby represents and warrants to the Buyer, the Master Servicer and their respective successors and assigns that, as of the date hereof:

                 (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses and qualifications necessary to carry on its business as now being conducted and to perform its obligations hereunder; the Seller has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including any Conveyance Agreement and any other instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of the Seller, contravene or violate any law or regulation applicable to the Seller or contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of the Seller pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which the Seller is a party or which purports to be binding upon the Seller or any of the Seller's assets; this Agreement and the Related Conduit Agreements evidence the valid and binding obligation of the Seller enforceable against the Seller in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity; the Seller is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary;

                 (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Seller of this Agreement or the Related Conduit Agreements, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Seller and the performance by the Seller of its obligations under this Agreement or the Related Conduit Agreements;

                 (iii) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or which would draw into question the validity of this Agreement or the Related Conduit Agreements or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair the ability of the Seller to perform under the terms of this Agreement or the Related Conduit Agreements;

                 (iv) The Seller is not in default with respect to any mortgage, indenture, contract, agreement or other undertaking to which the Seller is a party or which purports to be binding upon the Seller or any of the Seller's assets, or with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would be likely to impair the ability of the Seller to perform under the terms of this Agreement or the Related Conduit Agreements;

                 (v) The transfer, assignment and conveyance of the Mortgage Loans by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                 (vi) All information supplied by the Seller to the Buyer, the Master Servicer or the Trustee is true and correct in all material respects, and does not omit to state a material fact necessary to make the statements set forth in such information not misleading;

                 (vii) The Seller has tangible net worth (defined as total shareholders equity less goodwill) as determined in accordance with generally accepted accounting principles of at least $____ million;

                 (viii) The Seller will receive fair consideration and reasonably equivalent value in exchange for the sale of the related Mortgage Loans;

                 (ix) The Seller is solvent, and the Seller will not be rendered insolvent as a result of the sale of any Pool of Mortgage Loans to the Buyer; the Seller will not sell any interest in any Mortgage Loan with any intent to hinder, delay or defraud any of its respective creditors; and

                 (x) The origination practices used and to be used by the Seller with respect to the Mortgage Loans have been, and will be, in all material respects, legal, proper and customary in the mortgage loan lending and servicing business and consistent with the Related Conduit Agreements and the Seller's Applicable Guidelines as amended by the Pool Parameters attached hereto as Exhibit D.

The representations and warranties set forth in this paragraph (a) shall survive the sale and assignment of the Mortgage Loans by the Seller hereunder. Upon discovery of a material breach of any of the foregoing representations and warranties, the Buyer or the Master Servicer shall give prompt written notice to the Seller. Within ____ days of the earlier of its discovery or its receipt of notice of breach, the Seller shall cure such breach to the satisfaction of the Buyer.

                 (b) The Buyer hereby represents and warrants to the Seller and the Master Servicer that, as of the date hereof:

                 (i) The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; the Buyer has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including any Conveyance Agreement executed by the Buyer on behalf of the Conduit Acquisition Trust and any other instruments of transfer to be delivered pursuant to this Agreement) by the Buyer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of the Buyer, contravene or violate any law or regulation applicable to the Buyer or contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of the Buyer pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which the Buyer is a party or which purports to be binding upon Buyer or any of Buyer's assets; this Agreement evidences the valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                 (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Buyer of this Agreement or the Related Conduit Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Buyer and the performance by the Buyer of its obligations under this Agreement;

                 (iii) There is no action, suit, proceeding or investigation pending or, to the best of the Buyer's knowledge, threatened against the Buyer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Buyer or in any material impairment of the right or ability of the Buyer to carry on its business substantially as now conducted, or in any material liability on the part of the Buyer or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Buyer contemplated herein, or which would be likely to impair the ability of the Buyer to perform under the terms of this Agreement; and

                 (iv) The Buyer is not in default with respect to any mortgage, indenture, contract, agreement or other undertaking to which the Buyer is a party or which purports to be binding upon Buyer or any of Buyer's assets, or with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Buyer or its properties or might have consequences that would adversely affect its performance hereunder.

The representations and warranties set forth in this paragraph (b) shall survive the sale and assignment of the Mortgage Loans by the Seller hereunder. Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Seller, the Seller shall give prompt written notice to the Buyer. Within ____ days of its discovery or its receipt of notice of breach, the Buyer shall cure such breach in all material respects.

                 (c) The Master Servicer hereby represents and warrants to the Buyer and the Seller that, as of the date hereof:

                 (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses and qualifications necessary to carry on its business as now being conducted and to perform its obligations hereunder; the Master Servicer has the power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of the Master Servicer, contravene or violate any law or regulation applicable to the Master Servicer or contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of the Master Servicer pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which the Master Servicer is a party or which purports to be binding upon Master Servicer or any of Master Servicer's assets; this Agreement evidences the valid and binding obligation of the Master Servicer enforceable against the Master Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

                 (ii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution and delivery by the Master Servicer of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of the Master Servicer and the performance by the Master Servicer of its obligations under this Agreement;

                 (iii) There is no action, suit, proceeding or investigation pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Master Servicer or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Master Servicer or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein, or which would be likely to impair the ability of the Master Servicer to perform under the terms of this Agreement; and

                 (iv) The Master Servicer is not in default with respect to any mortgage, indenture, contract, agreement or other undertaking to which the Master Servicer is a party or which purports to be binding upon Master Servicer or any of Master Servicer's assets, or with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would adversely affect its performance hereunder.

The representations and warranties set forth in this paragraph (c) shall survive the sale and assignment of the Mortgage Loans by the Seller hereunder. Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Seller, the Seller shall give prompt written notice to the Master Servicer. Within ____ days of its discovery or its receipt of notice of breach, the Master Servicer shall cure such breach in all material respects.

                 Section 8. Representations and Warranties of the Seller Regarding the Mortgage Loans. (a) Set forth in Exhibit E hereto is a listing of representations and warranties which will be deemed to have been made by the Seller to the Buyer, the Master Servicer and the Trustee in connection with each purchase of a Pool with respect to the Mortgage Loans in such Pool. In addition, the Buyer may, pursuant to a Conveyance Agreement with respect to the Mortgage Loans in the related Pool, delete or modify any of such representations and warranties, or may add additional representations and warranties ("Additional Representations and Warranties") if (i) Seller's Applicable Guidelines were to materially change or (ii) if any other party to an Advanta securitization were to require the addition or deletion of Additional Representations and Warranties; provided, that if the Seller determines that a significant number of its mortgage loans would not satisfy such Additional Representations and Warranties, the Seller shall have the right, but not the obligation, to terminate its obligation to offer any additional loans hereunder without further obligation to the Buyer except that all of the Seller's duties and obligations hereunder with respect to Mortgage Loans that were previously sold hereunder shall remain in full force and nothing in this provision shall be construed as terminating any of the Buyer's rights with respect to all previously sold Mortgage Loans. The representations and warranties listed in Exhibit E hereto, together with any Additional Representations and Warranties, are the "Representations and Warranties".

It is understood and agreed that the Representations and Warranties shall survive the sale and assignment of the Mortgage Loans to the Conduit Acquisition Trust and by the Conduit Acquisition Trust to an Advanta Trust. Upon discovery by the Seller, the Master Servicer or the Buyer of a breach of any of the Representations and Warranties (without regard to any limitation set forth in such Representation or Warranty concerning the knowledge of the Seller as to the facts stated therein so long as the Seller is required to repurchase the related Mortgage Loan or Mortgage Loans pursuant to the related Advanta Pooling Agreement without regard to any similar limitation), which breach, in the reasonable opinion of the Buyer, materially and adversely affects the value, collectibility or marketability of the related Mortgage Loan or Mortgage Loans, the party discovering such breach shall give prompt written notice to the other party and the Seller shall be required to take the remedial actions required by Section 8(b) hereof within the time periods required pursuant thereto.

                 (b) Within ____ days of the earlier of its discovery or its receipt of notice of breach, the Seller shall use all reasonable efforts to cure such breach to the reasonable satisfaction of the Buyer. Unless, prior to the expiration of such ____ day period, such breach has been cured or otherwise does not exist or continue to exist, the Seller shall repurchase such Mortgage Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) in the same manner and subject to the same conditions as set forth in Section 6 hereof. Upon making any such repurchase, the Seller shall be entitled to receive an instrument of assignment or transfer from the Trustee, without recourse to the Buyer or the Trustee, to the same extent as set forth in Section 6 hereof with respect to the repurchase of Defective Mortgage Loans under that Section.

                 (c) In the event that the Seller fails, within the time periods specified in this Agreement, to cure any material breach of a Representation and Warranty, the Buyer shall have the right thereafter to receive any Residual Cashflow otherwise payable to the Seller, but not in excess of any actual loss suffered by the Buyer. The Buyer shall make a good faith effort to collect any amounts due by the Obligor in order to mitigate any actual loss that may be suffered by the Buyer; provided, that, if the Buyer adheres to its servicing guidelines, this shall be considered conclusive evidence of good faith.

                 (d) The remedies described in paragraphs (c) and (d) above, together with all other remedies the Buyer may have at law or in equity, shall survive any resignation or termination of Advanta Mortgage Corp. USA as Master Servicer.

                 (e) Additional Representatives and Warranties to be added to this Agreement shall only be added upon the mutual agreement of the Buyer and the Seller or if required by a credit enhancer, any rating agencies, or any underwriter.

                 Section 9. Application of Residual Cashflow. (a) On each Distribution Date, all available Excess Interest with respect to the Accumulation Pool shall be applied as a Reserve Deposit or to the amount payable by the Seller described in the last paragraph in Section 4(a) hereof.

                 (b) At the time any Pools are transferred from the Accumulation Pool to an Advanta Trust (thereby becoming all or part of a Securitized Loan Pool) the Reserve Amount then relating to such Pool shall be credited against the initial Reserve Amount for the related Securitized Loan Pool. If the initial Reserve Amount exceeds the initial Reserve Requirement applicable to such Securitized Loan Pool (i.e., the amount of any "initial deposit" at securitization) the amount of such excess shall be paid by the Buyer to the Seller. Conversely, if the initial Reserve Requirement for such Securitized Loan Pool exceeds the actual Reserve Amount for the related Pools the amount of such shortfall shall be paid by the Seller to the Buyer as an Additional Initial Reserve Amount for such Securitized Loan Pool.

                 (c) On the closing date of the related Advanta Securitization, the Buyer shall pay to the Seller the Initial Premium Payment.

                 (d) On each Distribution Date the Residual Cashflow with respect to any individual Securitized Loan Pool shall first be applied, to the extent of the related Initial Premium Amortization Current Amount, as a reduction in the related Unamortized Initial Premium Amount. On each Distribution Date, the Master Servicer will, on behalf of the Buyer, distribute to the Seller the Deferred Premium Payment if any, then due.

                          Notwithstanding the foregoing, the Master Servicer
shall be entitled to withhold from any distribution of a Deferred Premium Payment with respect to any individual Securitized Loan Pool, and pay over to the Buyer, the following amounts:

                          (x) any amounts described in the second paragraph of Section 4(a) hereof, together with any Compensating Interest paid out by the Servicer;
                          (y)     the amount, if any, by which (i) the
                                  aggregate cumulative amount of Realized
                                  Losses with respect to any other Securitized
                                  Loan Pool exceeds (ii) the aggregate,
                                  cumulative amount of Reserve Deposits with respect to such other Securitized Loan Pool; and
                          (z) the amount of any Unamortized Initial Premium Amount with respect to any other Securitized Loan Pool which remains outstanding after ____ months.

                 (e) The Buyer's obligation to pay the Deferred Premium Payments to the Seller will be a secured corporate obligation of the Buyer, as set forth in the Tri-Party Security Agreement, and will not represent any direct ownership interest in any Mortgage Loans.

                 (f) The Master Servicer shall furnish the statements described in Section 10 hereto to the Seller, by facsimile on each Distribution Date; such statements shall, inter alia, contain information relating to the Residual Cashflow for such Distribution Date.

                 The Buyer and the Master Servicer shall permit the inspection, on reasonable notice, by the Seller or the Seller's designees of all of the Buyer's and the Master Servicer's books and records relating to the Mortgage Loans and the Residual Cashflows. All calculations made by the Buyer or the Master Servicer shall be conclusive in the absence of manifest error.


                 Section 10. Distribution Date Statement. (a) The Master Servicer shall, not later than each Distribution Date, furnish in writing to the Seller and the Buyer a statement setting forth the following information with respect to the Accumulation Pool and each Securitized Loan Pool:

                 (i) the total amount of payments in respect of or allocable to interest on the Mortgage Loans received or deemed to have been received from the related Mortgagors by the Master Servicer during the prior calendar month (including any net income from REO Properties received during the prior calendar month);

                 (ii) the aggregate of all Principal Payments and Principal Prepayments received or deemed to have been received from the related Mortgagors by the Master Servicer during the prior calendar month;

                 (iii) the total amount of recoveries of delinquent principal and interest payments received during the prior calendar month;

                 (iv) the total amount of prepayment penalties received during the prior calendar month;

                 (v) the aggregate of any Net Insurance Proceeds received by the Master Servicer during the prior calendar month;

                 (vi) the aggregate of any Net Liquidation Proceeds received by the Master Servicer during the prior calendar month;

                 (vii) the total amount of Compensating Interest payments to be paid by the Master Servicer for such Distribution Date;

                 (viii) the aggregate Repurchase Prices for any Mortgage Loans which the Seller is required to repurchase on or prior to such Distribution Date pursuant to Sections 5(b), 5(c), 6(b) or 8(c) hereof;

                 (ix) the aggregate amount of Advances made by the Master Servicer during or with respect to the prior calendar month;

                 (x)      the related monthly Servicing Fee;

                 (xi) the aggregate amount of Advances reimbursable to the Master Servicer for such Distribution Date and not previously reimbursed;

                 (xii) the weighted average Mortgage Loan Rate as of the last day of the prior calendar month (separately for ARMs and Fixed Rate Loans);

                 (xiii) the related Reserve Amount and Reserve Requirement and Residual Cashflow as of such Distribution Date;

                 (xiv) the book value of any REO Properties as of the last day of the prior calendar month; and

                 (xv) the Residual Cashflow, the Deferred Premium Payment, the Initial Premium Fee, the Initial Premium Amortization Current Amount, the Carry-Forward Amount, the Initial Premium Amortization Current Amounts and the Unamortized Initial Premium Amounts.

                 (b) In addition, on each Payment Date the Master Servicer will furnish by telecopy to the Buyer and the Seller, the following information with respect to the Mortgage Loans in the Accumulation Pool and each Securitized Loan Pool as of the last day of the related prior calendar month:

                 (i) the total number of Mortgage Loans and the aggregate Principal Balances thereof, together with the number, aggregate principal balances of such Mortgage Loans and the percentage of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans (a) 30-59 delinquent, (b) 60-89 days delinquent and (c) 90 or more days delinquent;

                 (ii) the number, aggregate Principal Balances of all Mortgage Loans and percentage of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i));

                 (iii) the number, aggregate Principal Balances of all Mortgage Loans and percentage of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i)); and

                 (iv) the number, aggregate Principal Balances of all Mortgage Loans and percentage of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to REO Properties (and whether any such Mortgage Loans are also included in any of the statistics described in the foregoing clause (i)).

                 (v) any other information with respect to the Mortgage Loans in each Accumulation Pool and each Securitized Loan Pool as reasonably requested by the Seller.

                 Section 11. Merger or Consolidation of the Seller. Any corporation or other entity (i) into which the Seller may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Seller shall be a party, or (iii) which may succeed to all or substantially all of the business of the Seller, which corporation or other entity shall, in any case where an assumption shall not be effected by operation of law, execute an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement, except that if the Seller in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute and deliver to the Buyer, the Master Servicer and to the Trustee an agreement of assumption to perform every obligation of the Seller hereunder.

                 Section 12.  Servicing.

                 (a) The Master Servicer agrees to service, all Mortgage Loans sold by the Seller to the Buyer and all Mortgage Loans entered into the Master Servicer's servicing system, by the Master Servicer but not yet purchased by the Buyer, in each case in accordance with all applicable laws and customary and usual standards of practice of prudent institutional residential mortgage loan servicers of comparable Mortgage Loans, and with a view to the maximization of timely recovery of principal and interest on the Mortgage Loans, but without regard to: (i) any relationship that Master Servicer or any of its affiliates may have with any Borrower or affiliates or manager thereof,
(ii) the Master Servicer's obligations to make advances or to incur servicing expenses with respect to the Mortgage Loans, or (iii) the Master Servicer's right to receive compensation for its services hereunder. Such servicing standards and requirements shall, subject to the requirements of paragraph (d) below, include (i) the making of Advances, (ii) the advancing of Compensating Interest to be reimbursed by the Residual Cashflows due to the Seller and (iii) the disposition of REO Properties within ____ months of the taking of title.

                 (b) Subject to the provisions of this Section 12, Master Servicer shall have full power and authority to do and cause to be done any and all things in connection with the servicing and administration of the Mortgage Loans which the Master Servicer may deem necessary or desirable. The Seller will provide the Master Servicer, upon request, with any powers of attorney necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

                 (c) The Master Servicer shall and is hereby authorized and empowered by the Seller to (i) execute and deliver, on behalf of the Seller, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the mortgage Loans and with respect to the Mortgaged Properties, (ii) consent to any modification of the terms of the Note if the effect of any such modification will not materially or adversely affect the security afforded by the related Mortgaged Property and such modification does not reduce the accrued interest or the interest rate payable by a

Borrower without Seller's prior written consent, (iii) institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure on behalf of the Seller, and (iv) take title in the name of the Seller to any Mortgaged Property upon such foreclosure or delivery of deed in lieu of foreclosure.

                 (d) Notwithstanding the other provisions hereof, if a Mortgage Loan has been entered into the Master Servicer's servicing system by the Master Servicer but not yet purchased by the Buyer:

                     (i) the servicing of the Mortgage Loans shall be on an "actual/actual" basis, with monthly interest calculations for periods of a full month based on a 30-day month and a 360 day year, unless a different method is required by the terms of the related Mortgage Loan or by the requirements of applicable law; interest calculations for periods of less than a full month will be calculated on the basis of the actual number of days elapsed and a 365 day year, unless a different method is required by the terms of the related Mortgage Loan or by the requirements of applicable law.

                   (ii) From time to time as appropriate in the servicing of any Mortgage Loan, including without limitation, the payment in full of any Mortgage Loan, notification that payment in full will be escrowed, foreclosures or other comparable conversion of a mortgage or collection under any applicable insurance policy, the Seller, upon request of the Master Servicer, shall release or cause the release and delivery of the related Mortgage Loan Documents to the Master Servicer, if the Mortgage Loan Documents have not previously been delivered by the Seller to the Buyer.

                   (iii) The Master Servicer shall promptly notify the Seller if a claim is made by a third party with respect to any Mortgage Loans which have been entered into the Master Servicer's servicing system but not previously purchased by the Buyer, and the Master Servicer at its option may assume the defense of any such claim. The Seller shall, within ten (10) business days of receiving a statement of amounts advanced by the Master Servicer in connection with the defense of any such claim, reimburse the Master Servicer for all amounts advanced by it pursuant to this Section 12, except to the extent that such claim is the result of the Master Servicer's failure to service the Mortgage Loans in compliance with the terms of this Agreement. Seller shall have no obligation to reimburse the Master Servicer for claims made with respect to any Mortgage Loans previously purchased by Buyer.

                 (e) With respect to all Mortgage Loans sold by the Seller to the Buyer and all Mortgage Loans entered into the Master Servicer's servicing system by the Master Servicer but not yet purchased by the Buyer, not later than the twenty-fifth (25th) day of each calendar month, or the succeeding business day if the twenty-fifth (25th) is not a business day, the Master Servicer shall prepare and deliver the following reports with respect to activity for the most recently ended prior calendar month:

                 (a)      a trial balance report including all Mortgage Loans;
                 (b)      a monthly remittance report;
                 (c) a report setting forth any Mortgage Loans added or deleted;
                 (d)      a report setting forth curtailment or prepayments;
                          and
                 (e) reports setting forth delinquency detail (including bankruptcy, foreclosure, and REO status.

                 The Master Servicer shall also deliver, from time to time, such other information as the Seller shall reasonably request.


                 (f) Master Servicer, shall, at its own expense, maintain at all times, policies of fidelity, theft, forgery and errors and omissions insurance. Such policies shall be responsible amounts with acceptable standard coverages in accordance with prudent mortgage industry standards.

                 (g)      The Servicing Expenses shall be as follows:

                             (i) in the event no "lifetime" tax contracts are
presently in force which are assignable to Master Servicer, Seller agrees to reimburse the Master Servicer for the cost of purchasing a tax contract for each Mortgage Loan in this category.

                            (ii) Seller agrees to reimburse the Master Servicer
and/or the Buyer for any recordation fees the Master Servicer and/or the Buyer incurs pursuant to this Agreement and the Related Conduit Agreements upon purchase of the Mortgage Loans from the Seller.

                 (h) The Master Servicer hereby represents and warrants to, and covenants with the Seller that the Master Servicer will service the Mortgage Loans without distinction as to the identity of the Seller as the residual, first-loss holder of the Mortgage Loans, and on the same terms by which the Master Servicer services mortgage loans for which it or its affiliates are the residual, first-loss holder.

                 (i) The Master Servicer may retain sub-servicers to perform all or a part of its servicing duties hereunder, with the prior written consent of the Seller (which consent shall not be unreasonably withheld), except that no retention of any sub-servicer shall release the Master Servicer from any liability to the Seller.

                 (j) The Seller shall indemnify and hold the Master Servicer and each of their officers, directors, employees and agents, harmless from and shall reimburse the Master Servicer for any losses, damages, deficiencies, claims, penalties, forfeitures, causes of action or expenses of any nature (including reasonable attorneys' fees) incurred by Master Servicer which arise out of or result from:

                 (i) the inaccuracy of any representation of the Seller contained in this Agreement or material breach of any warranty, covenant or agreement made or to be performed by the Seller pursuant to this Agreement;

                 (ii) the failure of the originator of any Mortgage Loan to originate such Mortgage Loan in accordance with applicable law;

                 (iii) the failure of any prior servicer to service the Mortgage Loan in accordance with applicable law and any agreement under which it may have serviced such Mortgage Loan;

                 (iv) any matters that occurred prior to the transfer date for the servicing of the Mortgage Loan involved or any incomplete or incorrect Mortgage Loan data, records, or information provided in connection with the origination or prior servicing of any Mortgage Loans;

                 (v) the Seller's failure to fulfill any servicing responsibilities not assumed by Master Servicer or otherwise resulting from the Seller's preventing, hampering or impeding Master Servicer's performance of its duties and responsibilities under this Agreement; or

                 (vi) any litigation or claim with respect to the Mortgage Loans arising out of, or resulting from, the Seller's failure to observe the terms and covenants of the Mortgage Loans or this Agreement, including specifically any litigation relating to adjustable rate mortgage loans.

                 (k) The Master Servicer shall indemnify, hold the Seller harmless from, and shall reimburse the Seller for any losses, damages, deficiencies, claims, penalties, forfeitures, causes of actions or expenses of any nature (including reasonable attorneys' fees) incurred by the Seller which arise out of or result from

                          (i)     the inaccuracy of any material representation
of the Master Servicer contained in this Agreement or material breach of any warranty, covenant or agreement made or to be performed by the Master Servicer's pursuant to this Agreement; and

                          (ii)    the failure of the Master Servicer to service
any Mortgage Loan in accordance with the applicable law or applicable agency guidelines, if any, or in compliance with the terms and provisions of such Mortgage Loans or of this Agreement.

                 (l) At any reasonable time, and from time to time upon reasonable notice, the Seller, or any agents or representatives thereof may inspect the Master Servicer's operations and discuss the servicing operations of the Master Servicer with any of its officers or directors. The costs and expenses incurred by the Master Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Seller.

                 Section 13. Authorized Representatives. The names of the officers of the Seller, the Master Servicer and of the Buyer who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Seller, the Master Servicer and of the Buyer ("Authorized Representatives") are set forth on Exhibit C, along with the specimen signature of each such officer. From time to time, the Seller, the Master Servicer or the Buyer may, by delivering to the others a revised exhibit, change the information previously given.

                 Section 14. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                 If to the Seller:

                          PacificAmerica Money Center, Inc.
                          21031 Ventura Blvd.
                          Woodland Hills, CA 91364-2210
                                  Attention:  Charles J. Siegel
                                  Telecopy:  818-340-6303
                 with a copy to:

                          Catherine DeBono Holmes, Esq.
                          Jeffer, Mangles, Butler & Marmaro LLP
                          2121 Avenue of the Stars, 10th Floor
                          Los Angeles, CA 90067
                                  Telecopy:  310-203-0567

                 If to the Buyer:

                          Advanta Mortgage Conduit Services, Inc.
                          500 Office Center Drive, Suite 400
                          Fort Washington, Pennsylvania 19034
                                  Attention:  Mark Casale
                                  Telecopy:  215-444-4743

                 If to the Master Servicer:

                          Advanta Mortgage Corp. USA
                          16875 West Bernardo Drive
                          San Diego, California 92127
                                  Attention:  Loan Servicing
                                  Telecopy:  (619) 674-3880

                 Section 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to conflict of laws rules applied in the State of California.

                 Section 16. Assignment. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except as otherwise set forth in this Agreement.

                 Section 17. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

                 Section 18. Amendment. This Agreement may be amended from time to time by the Seller, the Buyer and the Master Servicer only by a written instrument executed by such parties.

                 Section 19. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                 Section 20. No Agency; No Partnership or Joint Venture. None of the Seller, the Master Servicer nor the Buyer is the agent or representative of one or both of the others, and nothing in this Agreement shall be construed to make any of the Seller, the Master Servicer or the Buyer liable to any third party for services performed by it or for debts or claims accruing to it against the other party. Nothing contained herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Buyer, the Master Servicer and the Seller.

                 Section 21. Arbitration. Any dispute or disagreement under this Agreement shall be rendered by submitting such dispute or disagreement to an independent, mutually agreed upon arbitrator. The arbitrator shall conduct the arbitration in accordance with the Rules of the American Arbitration Association. If the parties are unable to select an arbitrator, the arbitrator shall be selected in accordance with the procedures of the American Arbitration Association. The decision of the arbitrator shall be final and binding upon the parties and non-appealable. Any decision and award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any arbitration pursuant to this Agreement shall be conducted in California.

                 Section 22. Confidentiality. No party hereto shall disclose to third parties, without the prior consent (which shall not be unreasonably withheld) of the other parties, in writing, the existence of or the terms of this Agreement, except to its accountants and attorneys or as required by law.

                 Section 23. Further Assurances. The parties hereto agree to cooperate reasonably and in good faith with one another in the performance of this Agreement.

                 Section 24. Legal Costs. The parties hereto agree that in the event of arbitration or litigation between them, the non- prevailing party shall reimburse the prevailing party for all legal fees and expenses of counsel incurred by the prevailing party. The prevailing party shall be the party in whose favor a final decision or judgment is entered, after the conclusion of any appeals or after the time during which an appeal may be taken shall have run. Payment of sums owning under this Section 24 shall be made within ten
(10) days following the date that the right to receive payment shall be final.

                 Section 25. Term. The buy-sell provisions of this Agreement shall terminate on the Commitment Termination Date, as defined in the Master Commitment; the other obligations of the parties set forth herein shall continue in full force and effect until the payment in full (or other liquidation) of the last Mortgage Loan.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                                        PACIFICAMERICA MONEY CENTER, INC.
                                        as Seller



                                        By:_______________________________
                                        Name:
                                        Title:



                                        ADVANTA MORTGAGE CONDUIT SERVICES, INC., as Buyer



                                        By:_______________________________
                                        Name:
                                        Title:


                                        ADVANTA MORTGAGE CORP. USA,
                                        as Master Servicer



                                        By:_______________________________
                                        Name:
                                        Title:

                          FORM OF CONVEYANCE AGREEMENT

                 PacificAmerica Money Center, Inc., as seller (the "Seller") and Advanta Mortgage Conduit Services, Inc. (the "Buyer") on behalf of Conduit Acquisition Trust, (the "Purchaser"), pursuant to the Amended and Restated Corporate Finance Agreement amended as of January 27, 1997 among the Seller, the Buyer and Advanta Mortgage Corp. USA (the "Corporate Finance Agreement"), hereby confirm their understanding with respect to the sale by the Seller and the purchase by the Buyer on behalf of the Conduit Acquisition Trust of those Mortgage Loans listed on the attached Mortgage Loan Schedule (the "Purchased Mortgage Loans").

                 Conveyance of Purchased Mortgage Loans. The Seller, concurrently with the execution and delivery of this Conveyance Agreement, does hereby irrevocably transfer, assign, set over and otherwise convey to the Buyer, without recourse (except as otherwise explicitly provided for herein) all of its right, title and interest in and to the Purchased Mortgage Loans, including specifically, without limitation, the Mortgages, the Mortgage Files and all other documents, materials and properties appurtenant thereto and the Mortgage Notes, including all interest accruing thereon and principal received on or with respect to such Purchased Mortgage Loans on or after the related Mortgagor's Cut-Off Date and all interest accruing thereon since the related Mortgagor's most recent paid-to date (or date of origination if no payment is yet due), together with all of its right title and interest in and to the proceeds received on or after the related Cut-Off Date of any related insurance policies on behalf of the Buyer. If the Seller cannot deliver the original Mortgage or mortgage assignment with evidence of recording thereon concurrently with the execution and delivery of this Conveyance Agreement solely because of a delay caused by the public recording office where such original Mortgage or mortgage assignment has been delivered for recordation, the Seller shall promptly deliver to the Buyer's designee on behalf of the Buyer such original Mortgage or mortgage assignment with evidence of recording indicated thereon upon receipt thereof from the public recording official, with a copy thereof delivered to the Master Servicer.

                 The costs relating to the delivery of the documents specified in this Conveyance Agreement shall be borne by the Seller.

                 The Seller hereby additionally certifies to the Buyer and the Master Servicer:

         (i) The representations and warranties of the Seller contained in the Corporate Finance Agreement and all related agreements, as of the date hereof, are true and correct, and the Seller has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof in connection with the sale of the Purchased Mortgage Loans.

         (ii) There are no actions, suits or proceedings pending or threatened against or affecting the Seller which if adversely determined, individually or in the aggregate, would be reasonably likely to adversely affect in any material way the Seller's obligations under any agreement to which the Seller is a party. No merger, liquidation, dissolution or bankruptcy of the Seller is pending or contemplated.

         (iii) No material adverse change in the condition, financial or otherwise, or properties of the Seller has occurred since the date of the Corporate Finance Agreement.

                 All terms and conditions of the Corporate Finance Agreement are hereby incorporated herein; provided, that in the event of any conflict the provisions of this Conveyance Agreement shall control over the conflicting provisions of the Corporate Finance Agreement.

                 Terms capitalized herein and not defined herein shall have their respective meanings as set forth in the Corporate Finance Agreement.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the _____ day of _______________.


                                        PACIFICAMERICA MONEY CENTER, INC.
                                        as Seller


                                        By:____________________________
                                        Title:_________________________


                                        ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                                        as sponsor on behalf of

                                        CONDUIT ACQUISITION TRUST,
                                        as Buyer


                                        By:_____________________________
                                        Title:__________________________



Attachments

         A.      Schedule of Purchased Mortgage Loans.
         B.      Trustee's initial exception report.
         C.      Seller's officer's certificate.
         D.      Closing Statement and Recap Summary.

                  Closing Statement and Funding Recap Summary
                       PacificAmerica Money Center, Inc.
                                  Pool:  ____


  Date Prepared:
  Sale Cut-Off Date:  (Close of Business)
  Sale Funding Date:
  Pricing Date:

  Buyer:                                    Advanta Mortgage Conduit
                                            Services, Inc. on behalf of Conduit
                                            Acquisition Trust
  Seller:                                   PacificAmerica
                                            Money Center, Inc.

  Originator:                               _________________
  Servicer:                                 Advanta Mortgage Corp. USA
  Scheduled Servicing Transfer Date:
  Broker Number:

  Fixed Pool Identification Number:
  ARM Pool Identification Number:
  Investor Number:
  Number of Loans:

  Fixed Pool Balance:
  ARM Pool Balance:
    Total Pool Balance:



  Total Pool Balance

  Accrued interest from Cut-Off Date to Closing
  Initial Applicable Rate ___%

  Recordation Fees:

  Net Due Seller/Funding Transfer Amt.

                                                                       EXHIBIT B


                           CONTENTS OF MORTGAGE FILE

1. Collateral File

(a) the original Note endorsed by PacificAmerica Money Center, Inc. ("PAM") as follows: For value received, pay to the order of "Bankers Trust Company of California, N.A. as Custodian or Trustee", without recourse with all intervening endorsements showing a complete chain of title from the original lender to PAM;

(b) the original Mortgage or Deed of Trust, with evidence of recording thereon, or, until the original Mortgage or Deed of Trust has been received from the applicable public recording office, a copy of the Mortgage or Deed of Trust certified by PAM to be a true and complete copy of the original Mortgage or Deed of Trust submitted for recording;

(c)      the Note riders signed as required;

(d) a copy of the original unrecorded assignment of the Mortgage or Deed of Trust from PAM to "Bankers Trust Company of California, N.A. as Custodian or Trustee";

(e) documentation of all intervening mortgage assignments with evidence of recording thereon, sufficient to show a complete chain of assignment from the originator of the Mortgage Loan to PAM;

(f) any and all assumption, modification, written assurance or substitution agreements, where the terms or provisions of a Mortgage or Note have been modified or such Mortgage or Note have been assumed;

(g) the title insurance policy and preliminary policy, including all endorsements and/or riders, or until an original policy is received, a binding commitment to issue such a policy, which contains a legal description of the Mortgaged Property and which has been signed on the origination date by an authorized agent of the title insurer;

2.  Servicing File (using the Advanta Stacking Order as of July 1, 1995)

(a)      any primary credit insurance policy or certificate of insurance;

(b) all required hazard and flood insurance policies with respect to the Mortgage Property;

(c)      the tax service contract, where applicable;

(d)      any Private Mortgage Insurance Certificate;

(e)      any guaranty(s), surety agreement(s), and/or survey(s);

(f)      any appraisals on the Mortgaged Property;

(g)      the completed loan application signed by the Mortgagor;

(h)      the signed mortgage loan settlement sheet;

(i) all employment, deposit and mortgage verifications, credit reports and reports and any other document relied upon in making the Mortgage Loan;

(j)      any Truth-In-Lending RESPA and ECOA related documents required by law;

(k)      all records, ledger cards and other documents relating to the Mortgage
         Loan;

(l)      LIW Loan information worksheet;

(m) Copies of all applicable transfer notifications i.e. borrower insurance, flood, hazard, PMI

(n) the original unrecorded assignment of the Mortgage or Deed of Trust from the Buyer to Bankers Trust Company of California, N.A, as Custodian or Trustee.

                                                                       EXHIBIT C


                           AUTHORIZED REPRESENTATIVES


         Reference is hereby made to the Amended and Restated Corporate Finance Agreement, amended as of January 27, 1997 (the "Agreement"), among PacificAmerica Money Center, Inc. as seller ("PAM"), Advanta Mortgage Conduit Services, Inc. as Buyer (the "Buyer"), and Advanta Mortgage Corp. USA, as master servicer (the "Master Servicer"):

         The following are PAM's Authorized Representatives for purposes of the
Agreement:

Name                      Title            Specimen Signature
----                      -----            ------------------




         The following are the Buyer's Authorized Representatives for purposes of the Agreement:

Name                      Title            Specimen Signature
----                      -----            ------------------



         The following are the Master Servicer's Authorized Representatives for purposes of the Agreement:

Name                      Title            Specimen Signature
----                      -----            ------------------

William P. Garland

                                                                       EXHIBIT D

                           Applicable Pool Parameters

                 (a) Each Mortgage Loan is secured by a closed-end mortgage, in first or second lien position, to A to D credit borrowers (as defined by Advanta Mortgage Conduit Services, Inc. in a manner no less favorable than the grading criteria used by the Buyer for its own loan originations), on single family 1-4 unit properties;

                 (b) No less than ____ of any Pool will have been originated with A and B credit grades;

                 (c) No ARM Pool will be more than ____ under the fully indexed rate teased at origination calculated on a weighted average basis;

                 (d)      Each ARM is in a first lien position;

                 (e) Each ARM's interest rate will be tied to either _________________;

                 (f) Each ARM will have a ____ or ____ periodic (every six months) and ____ or ____ lifetime cap;

                 (g) No more than ____ of any Pool will consist of ____ year fixed/____ year adjustable ____, ____ or ____ intermediate mortgages (Treasury based index); and

                 (h)      No Mortgage Loan is a simple interest loan.

                 (i) No more than ____ of any Pool will consist of loans with CLTVs in excess of ____ (without mortgage insurance from a carrier acceptable to the Master Servicer).

                 (j) No less than ____ of each Pool will have been originated under a full documentation program.

                 (k) No loan is more than ____ days contractually delinquent as of the securitization cut-off date.

                 (l) No more than ____ of any ____ Loans will have CLTVs in excess of ____.

                                                                       EXHIBIT E

                         REPRESENTATION AND WARRANTIES


         (i) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct as of the Cut-Off Date.

         (ii) All of the original or certified documentation required to be delivered to the Buyer, the Master Servicer or the Buyer's designee pursuant to the documentation requirements, as set forth on the attached Exhibit B, with respect to each Mortgage Loan has been or will be delivered to the Buyer, the Master Servicer or the Buyer's designee, as required thereby. Each Mortgage Loan is documented on a note and mortgage form, with appropriate riders approved by the Buyer.

         (iii) Each Mortgage is a valid and existing first or second lien of record on the Mortgaged Property, (subject in the case of any Second Mortgage Loan only to a Senior Lien on such Mortgaged Property) and subject in all cases to the exceptions to title set forth in the title insurance policy, if any, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not materially and adversely affect the benefits of the security intended to be provided by such Mortgage.

         (iv) Immediately prior to the transfer and assignment herein contemplated, PAM held good, marketable, and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by PAM subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clause (iii) or other liens which will be released simultaneously with such transfer and assignment and upon receipt of each Mortgage Loan, the Buyer will hold good, marketable, and indefeasible title to, and will be the sole owner of each Mortgage Loan, free and clear of any liens, charges, mortgages, encumbrances, or rights of others except as set forth in paragraph (iii) or any liens created by the Buyer.

         (v)     As of the related Cut-Off Date, no Mortgage Loan is thirty
(30) or more days contractually delinquent, and no Mortgage Loan has been thirty (30) or more days contractually delinquent more than once during the twelve (12) months preceding the related Cut-Off Date, except for those loans the Buyer reviews during due diligence and agrees to purchase with knowledge of delinquency; there is no valid and enforceable offset, defense or counterclaim to any Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Note. Except for any such delinquencies, there is no material default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any cure period, would constitute a material default, breach, violation or event of acceleration; PAM has not waived any default, breach, violation or event of acceleration.

         (vi) There is no delinquent tax or assessment lien or mechanic's lien, or claim for work, labor, or material on any Mortgaged Property; there is no proceeding pending or threatened or currently occurring for the total or partial condemnation of any Mortgaged Property to the best of PAM's knowledge; each Mortgaged Property is free of substantial damage and is in good repair, except for those items specifically mentioned in the appraisal, or any applicable appraisal review of any mortgaged property.

         (vii) Each Mortgage Loan at the time it was made, and the origination of such Mortgage Loan, complied in all material respects with all applicable local, state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act, the Real Estate Settlement Procedures Act, and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws. Any Mortgage Loan, and the origination thereof, which is subject to the "high cost or high fee mortgage" provisions of the Home Ownership and Equity Protection Act of 1994, complies with the requirements of such Act. No fraud was committed, nor was any material misrepresentation made, by any Person, including without limitation the related Mortgagor, in connection with the origination of such Mortgage Loan; each Mortgage Loan is a Qualified Mortgage and is a Qualifying Loan.

         (viii) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated in an amount at least equal to the Original Principal Amount of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (iii) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Cut-Off Date such policy will be valid and thereafter such policy shall continue in full force and effect for the benefit of the Buyer and its assignees, in care of the Master Servicer.

         (ix) Each Mortgaged Property is improved by a single (one- to four-) family residential dwelling, which may include condominiums and townhouses but shall not include cooperatives; the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of any Senior Liens), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the Mortgaged Property.

         (x) For all Mortgage Loans, there is in place a fully-paid life of loan flood certification from Pinnacle Data Corporation or another vendor approved by the Buyer, assignable to the Master Servicer, which provides for notification to the Master Servicer of changes in designated flood areas which would affect such Mortgage Loan; in addition, if any Mortgaged Property, as of the Cut-Off Date of the related Mortgage Loan, is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect for the benefit of the Buyer and its assignees, in care of the Master Servicer, with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Mortgage Loan, with the outstanding principal balance of any Senior Liens), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

         (xi) Each Mortgage and Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law). The maker of such Mortgage and Note had the legal capacity to execute such Mortgage and Note at the time such Mortgage and Note were executed.

         (xii) PAM has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Master Servicer in any Insurance Policies applicable to any Mortgage Loans delivered by PAM, including any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Buyer and its assignees in care of the Master Servicer.

         (xiii) Interest on each Note is calculated in accordance with the actuarial method; the terms of each Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Buyer and which has been included in the related Mortgage File to be delivered to the Buyer. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and has been approved by the primary mortgage guaranty insurer, if any.

         (xiv) Except as otherwise required by law or pursuant to the statute under which the related Mortgage Loan was made, the related Note will not be secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

         (xv) No Mortgage Loan will be originated under a buydown plan; no Mortgage Loan provides for negative amortization, has a shared appreciation feature, or other contingent interest feature; and as of the related Cut-Off Date, no Mortgage Loan had a Combined Loan-to-Value- Ratio or a Total Loan-to-Value Ratio in excess of the maximum for the related product type as set forth in Seller's Applicable Guidelines, as amended by the Pool Parameters attached hereto as Exhibit D, unless Buyer acknowledges any such exception(s) through its due diligence, and agrees to purchase the Mortgage Loan based on the exception(s).

         (xvi) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-Off Date, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. No Note has been modified, except as reflected on the related Mortgage Loan Schedule, and evidence of any modification is in the related Mortgage File and has been supplied to the Buyer. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Note permits or obligates the Master Servicer, any sub-servicer or the Buyer or its assignees to make future advances to the related Mortgagor at the option of the Mortgagor.

         (xvii) Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with, subject to any escrow hold-back for improvements pending completion. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid.

         (xviii) To the best of PAM's knowledge, all of the improvements which were included for the purposes of determining the Appraised Value of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and are stated in the title insurance policy and affirmatively insured; no improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of PAM's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

         (xix) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Buyer or its assignees under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor.

         (xx) With respect to each Second Mortgage Loan, either (A) no consent for such Mortgage Loan was required by the holder of the related Senior Lien prior to the making of such Mortgage Loan or (B) such consent has been obtained and is contained in the related Loan Servicing File.

         (xxi) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the Mortgagee thereunder; each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. Subject to any statutory redemption rights of the Mortgagor, upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property, the holder of the Mortgage Loan will be able to deliver good and marketable title to the Mortgaged Property. To the best of PAM's knowledge, there is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose on the Mortgaged Property.

         (xxii) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been included in the related Funding Package delivered to the Buyer.

         (xxiii) The maturity date of each Mortgage Loan which is a Second Mortgage Loan is at least twelve (12) months prior to the maturity date of the related first mortgage loan if such first mortgage loan provides for a balloon payment.

         (xxiv) Each Mortgage Loan has been originated in accordance with all required provisions of Seller's Applicable Guidelines as amended by the Pool Parameters attached hereto as Exhibit D; a full appraisal was performed with respect to each Mortgage Loan in compliance with the applicable requirements set forth in the Applicable Guidelines.

         (xxv) As of the related Closing Date, to the best knowledge of PAM, there does not exist on any Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation.

         (xxvi) Each Mortgage Loan which is a First Mortgage Loan shall be covered by a valid and transferable tax service contract with Transamerica, or other vendors as approved by the Buyer.

         (xxvii) No mortgage reconveyance, release, satisfaction or trustee fees have been collected by PAM or paid by any Mortgagor. In addition, if there is, in Buyer's reasonable judgment, a documentation problem that would make reconveyance of satisfaction difficult, cumbersome or expensive to the Buyer, then PAM shall at the Buyer's request complete the reconveyance of satisfaction of the Mortgage, including the recordation of the necessary documentation, at PAM's sole cost and expense.

         (xxviii)         The Mortgage Loan is not in default, and all Monthly
Payments due prior to the related Cut-Off Date and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents have been paid, to the best knowledge of PAM. PAM has not advanced funds, or induced or solicited any advance of funds by a party other than the Mortgagor directly or indirectly, for the payment of any amount required by the Mortgage Loan. The collection practices used by each entity which has serviced the Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage servicing business. With respect to escrow deposits and payments in those instances where such were required, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made and no escrow deposits or payments or other charges or payments have been capitalized under any Mortgage or the related Mortgage Note.

                                                                       EXHIBIT F

                                FORM OF OPINION


__________, 1996

To:      The Addresses identified on "Schedule I" attached hereto

Ladies and Gentlemen:

         I am general counsel to PacificAmerica Money Center, Inc., a Delaware corporation ("PAM"), and have acted as such in connection with the execution and delivery of the following agreements:

         1. The Amended and Restated Corporate Finance Agreement among PAM, Advanta Mortgage Conduit Services, Inc. ("Advanta Conduit") and Advanta Mortgage Corp. USA ("Advanta Mortgage"), amended as of January 27, 1997 (the "Agreement");

         2. The Master Commitment for Corporate Finance Relationships by and among PAM, Advanta Conduit and Advanta Mortgage dated as of December 16, 1996.

         3. The Tri-Party Security Agreement by and among PAM, Advanta Conduit, Advanta Mortgage and Bankers Trust Company of California, N.A., dated as of December 16, 1996.

         4. The Mutual Confidentiality Agreement by and among PAM, Advanta Conduit, Advanta Mortgage, dated as of December 16, 1996.


         The foregoing documents are sometimes collectively referred to below as the "Documents", and any one of them is sometimes referred to below as a "Document".

         All capitalized terms herein not otherwise defined herein shall have the respective meanings set forth in the Corporate Finance Agreement.

         In rendering the opinions set forth herein, I have (i) examined executed copies of the Documents; (ii) examined originals or photostatic or certified copies of all such corporate records of PAM and such certificates of public officials, certificates of corporate officers, and other documents, records financial statements and papers and have made such inquiries of officers, employees and representatives of PAM as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed, and I have further assumed the truth, accuracy and completeness of all information provided to me by such persons; (iii) assumed the genuineness of all signatures (other than those of the officers of PAM affixed to the Documents) and the authenticity of all documents submitted to me as originals and the conformity to original documents of all documents submitted to me as certified or photostatic copies; and (iv) assumed the due execution and delivery, pursuant to the due authorization, of each of the Documents by each of the respective parties (other than PAM) to each such Document.

         I am qualified to practice law in the State(s) of __________, and I am not expert in and express no opinion as to the laws of other jurisdictions other than the federal law of the United States. In rendering the above opinions, I have assumed that the state law(s) applicable to the

Persons on Attached Schedule 1
December __, 1996
Page 2

Documents and under which the same are to be construed is identical in all material respects to the law of the State(s) of __________. Furthermore, the opinions expressed herein do not purport to opine as to applicable state "Blue Sky" laws, legal investment laws, or other state or federal laws pertaining to any securities law issues and securities matters relating to the transactions described in the Documents.

         Based upon the foregoing, and subject to the other qualifications stated herein, I am of the opinion that:

         1. PAM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2. PAM has all licenses and qualifications necessary to carry on its lending business as now being conducted and to perform its obligations hereunder; PAM has the power and authority to execute and deliver the Agreement and to perform its obligations in accordance therewith; the execution, delivery and performance of the Agreement (including any Conveyance Agreement and any other instruments of transfer to be delivered pursuant to the Agreement) by PAM and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and do not violate the organization documents of PAM, contravene or violate any law, regulation, injunction, order, decree or other instrument applicable to PAM or to our knowledge, contravene, violate or result in any breach of any provision of, or constitute a default under, or result in the imposition of any lien on any assets of PAM pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which PAM is a party or which purports to be binding upon PAM or any of PAM's assets and which have been identified to us by PAM as "Material Contracts"; this Agreement evidences the valid and binding obligation of PAM enforceable against PAM in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

         3. To our knowledge, there are no actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary in connection with the execution, delivery or performance by PAM of the Agreement;

         4. To our knowledge, there is no action, suit, proceeding or investigation pending or, to the best of PAM's knowledge, threatened against PAM which alleges a widespread practice of violation of any applicable law or regulation with respect to loan origination activities of PAM or any of its subsidiaries, or which would draw into question the validity of the Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of PAM contemplated herein, or which would be likely to impair the ability of PAM to perform under the terms of the Agreement;

         5. To our knowledge, PAM is not in default with respect to any Material Contract or with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would adversely affect its performance hereunder;

Persons on Attached Schedule 1
December __, 1996
Page 3

         The foregoing opinions are being rendered for the benefit only of the Addressees listed on the attachment and may not be disclosed to, quoted to or relied upon by any other person or entity without the prior written consent of the undersigned.

                                        Very truly yours,


                                        _________________________________
                                        Title:  General Counsel

Persons on Attached Schedule 1
December __, 1996
Page 4

                                   SCHEDULE 1


Advanta Mortgage Corp. USA
500 Office Center Drive
Suite 400
Fort Washington, PA  19034

Advanta Mortgage Conduit Services, Inc.
16875 West Bernardo Drive
San Diego, CA  92127

                                                                       EXHIBIT G

                     FORM OF SYNTHETIC RESIDUAL CERTIFICATE

                 This Synthetic Residual Certificate (this "Certificate") has been issued in accordance with Section 9(d) of the Amended and Restated Corporate Finance Agreement amended as of January 27, 1997 (the "Corporate Finance Agreement") by and among PacificAmerica Money Center, Inc. (the "Seller"), Advanta Mortgage Conduit Services, Inc. (the "Buyer") and Advanta Mortgage Corp. USA (the "Master Servicer"). This Certificate is the Synthetic Residual Certificate referenced in Section 2 of the Tri-Party Security Agreement dated as of ________, 1996 (the "Security Agreement") by and among the Buyer, the Master Servicer (the Buyer and the Master Servicer together are referred to herein as the "Pledgors"), _____________ and Bankers Trust Company of California, N.A., as trustee. Unless otherwise indicated, terms used herein but not defined shall have the respective meanings given to such terms in the Corporate Finance Agreement.

                 This Certificate evidences the secured corporate obligation of the Pledgors to pay the Residual Cashflow amounts to the Seller as required by
Section 9(c) of the Corporate Finance Agreement. To secure such obligation, the Pledgors have granted a security interest in the Collateral (as such term is defined in the Security Agreement) to the Seller pursuant to the Security Agreement. This Certificate does not represent any direct ownership interest in any Mortgage Loans.

                 THIS CERTIFIES THAT PacificAmerica Money Center, Inc. is the owner of this Certificate. This Certificate is not transferrable, except to a wholly-owned subsidiary of the Seller. Upon such transfer, the Seller will promptly give notice to the Buyer.

                 IN WITNESS WHEREOF, the Pledgors have caused this Certificate to be signed, manually or in facsimile by it authorized officer.

Dated:  _______________, 1996

                                        ADVANTA MORTGAGE CONDUIT
                                        SERVICES, INC.


                                        By:_____________________________
                                           Name:
                                           Title:

                                        ADVANTA MORTGAGE CORP. USA


                                        By:______________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT H





________________________________________________________________________________





                          TRI-PARTY SECURITY AGREEMENT


                                  By and Among


                    ADVANTA MORTGAGE CONDUIT SERVICES, INC.,


                          ADVANTA MORTGAGE CORP. USA,


                       PACIFICAMERICA MONEY CENTER, INC.

                                      and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee



                         Dated as of December 16, 1996

                          TRI-PARTY SECURITY AGREEMENT


                 This TRI-PARTY SECURITY AGREEMENT (this "Agreement"), dated as of December 16, 1996 by and among ADVANTA MORTGAGE CONDUIT SERVICES, INC. ("Advanta Mortgage Conduit"), ADVANTA MORTGAGE CORP. USA ("Advanta Mortgage Corp.", together with Advanta Mortgage Conduit, the "Pledgors"), PACIFICAMERICA MONEY CENTER, INC. (the "Secured Party") and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as trustee (the "Trustee").

                 NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

                 Section 1. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used in this Agreement:

         "Certificate Account" means the related Certificate Account created under the related Advanta Pooling Agreement. Each Securitization Statement shall more particularly identify the related Certificate Account.

         "Collateral" means the Pledgors' rights to receive payments of Residual Cashflow in connection with each and every Securitized Loan Pool.

         "Corporate Finance Agreement" means the Amended and Restated Corporate Finance Agreement amended as of January 27, 1997 by and among the Secured Party, PacificAmerica Money Center, Inc., and the Pledgors, as amended from time to time.

         "Securitized Loan Pools" means any group of Mortgage Loans sold by the Secured Party pursuant to the Master Commitment and the Corporate Finance Agreement and held by a particular Advanta Trust, whether acquired initially by such Advanta Trust or subsequently acquired through "pre-funded" purchases. A Securitized Loan Pool may represent any number of pools.


Capitalized terms used and not otherwise defined herein shall for all purposes of this Agreement have the respective meanings specified therefor in the Corporate Finance Agreement.

                 Section 2.  Pledge and Security.

                 Each Pledgor hereby pledges all of its respective right, title, and interest in and to, and grants a first lien on, and security interest in, the Collateral to the Secured Party to secure the obligation of the Pledgors to make payments of Residual Cashflow to the Secured Party in accordance with Section 9(d) of the Corporate Finance Agreement, which obligation is evidenced by the Synthetic Residual Certificate in the form of
Exhibit I to the Corporate Finance Agreement. Such financing statement shall be amended in connection with each Securitization transaction to reflect the increase in Collateral.

                 The Seller acknowledges that the Synthetic Residual Certificate is not transferrable except to a wholly owned subsidiary of the Seller. Upon such transfer, the Seller will promptly give written notice to the Buyer.

                 Section 3.  Financing Statement.

                 The Pledgors covenant that, on the date of execution of this Agreement, the Pledgors shall cause to be filed a financing statement (Form UCC-1) with the Secretary of State of California to perfect by filing thereof the security interest in the Collateral granted by the Pledgors herein. The Pledgors covenant to file one or more additional financing statements in such other jurisdictions as PacificAmerica Money Center, Inc shall reasonably request.

                 Section 4. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                 (a) Failure of the Pledgors to make any payment of Residual Cashflow, owing to the Secured Party under Section 9(d) of the Corporate Finance Agreement, to the Secured Party which failure is not remedied within five Business Days after the due date thereof. Payments of Residual Cash Flow which are not paid on the related Distribution Date shall bear interest at ____ per annum until paid in full.

                 (b) The filing against either Pledgor of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction as to which such Pledgor fails to secure dismissal within 60 days after such filing. Appointment of a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of either Pledgor or of any substantial part of its property, the ordering of the winding-up or liquidation of its affairs, or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of either Pledgor in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect.

                 (c) Commencement by either Pledgor of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by either Pledgor to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of either Pledgor or of any substantial part of its property, or the making by either Pledgor of any general assignment for the benefit of creditors, or the failure of either Pledgor generally to pay its debts as such debts become due, or the taking of corporate action by either Pledgor in furtherance of any of the foregoing.

                 Section 5. Remedy Upon Default. Upon the happening of one or more Events of Default, the Secured Party shall give at least 5 Business Days written notice to the Trustee, stating the date and the nature of the Event of Default, and identifying the appropriate Advanta Trust relating to the Securitized Loan Pools. The Secured Party shall have the right to direct the Trustee to make all future monthly payments of Residual Cashflow due to it under Section 9(d) of the Corporate Finance Agreement, including amounts owed as of the date of notice, directly from the Certificate Account (or any similar account maintained for the related Securitized Loan Pool), into an account designated by the Secured Party in such notice, before payments may be made to the Pledgors under the terms of the Corporate Finance Agreement. The Trustee shall calculate all amounts owed to the Secured Party to be paid pursuant to this Section 5. The parties acknowledge that the Secured Party shall have no rights against the Collateral, other than the rights of the Secured Party to receive payments as provided for herein and in the Agreement. Notwithstanding the security interest granted hereby, the Synthetic Residual Certificate represents a general corporate liability of the Pledgors.

                 Section 6. Trustee's Duties. (a) The Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions finished pursuant to and conforming to the requirements of this Agreement.

                          Additionally, the Trustee is permitted to rely and
shall be protected in acting or refraining from acting upon any certificates, statement, instrument, opinion, report, request, direction, consent, order, bond, note, notices or other paper or document delivered hereunder believed by it to be genuine and to have been signed or presented by the proper party or parties.

                 (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                       (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                       (ii) the Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                       (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Secured Party or the Pledgors or relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                 (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                 (d) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (e) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

                 (f) The Pledgors agree to indemnify the Trustee, and its officers, directors, employees and agents and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable legal fees and expenses), that may be imposed on, incurred by or asserted against the Trustee in any way relating to or arising out of this Agreement or any action taken by the Trustee pursuant to this Agreement, unless such liabilities, obligations, losses, expenses, legal fees or disbursements were imposed on, incurred by, or asserted against the Trustee as a result of the Trustee's own negligence or bad faith or willful misconduct. The foregoing indemnification shall survive any termination of this Agreement or the resignation of or removal of the Trustee.

                 Section 7. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                 If to the Pledgors:

                          Mark A. Casale
                          Advanta Mortgage Corp. USA
                          500 Office Center Drive
                          Suite 400
                          Fort Washington, PA 19034

                                  Telecopy: (215) 444-4743


                 If to the Secured Party:

                          PacificAmerica Money
                            Center, Inc.
                          21031 Ventura Blvd.
                          Woodland Hills, CA 91364-2210

                                  Telecopy: 810-358-4639


                 If to the Trustee:

                          Bankers Trust Company of California, N.A.
                          3 Park Plaza, 16th Floor
                          Irvine, CA 92714

                                  Telecopy: (714) 253-8289

                 Section 8. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                 Section 9. Assignment; Successors and Assigns. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except as otherwise set forth in this Agreement. This Agreement shall be binding upon the successors and assigns of the parties hereto.

                 Section 10. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

                 Section 11. Amendment. This Agreement may be amended from time to time by the parties hereto only by a written instrument executed by such parties.

                 Section 12. Governing Law; Agreement Constitutes Security Agreement. This Agreement is intended by the parties hereto to be governed by, and construed in accordance with, California law, without regard to conflict of laws rules applied in California, and to constitute a security agreement within the meaning of the California Uniform Commercial Code.

                 IN WITNESS WHEREOF, the parties have executed this TRI-PARTY SECURITY AGREEMENT as of the day and year first above written.


                                  ADVANTA MORTGAGE CONDUIT SERVICES, INC.



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  ADVANTA MORTGAGE CORP. USA



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  PACIFICAMERICA MONEY CENTER, INC.



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Trustee



                                  By:___________________________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT I

                        MUTUAL CONFIDENTIALITY AGREEMENT


                 THIS CONFIDENTIALITY AGREEMENT ("Agreement") is entered into this 15th day of December, 1996, by and between Advanta Mortgage Corp. USA, 500 Office Center Drive, Suite 400, Fort Washington, PA 19034 ("AMCUSA") and PacificAmerica Money Center, Inc. ("PAM") 21031 Ventura Boulevard, Woodland Hills, CA 91364.

                 WHEREAS, PAM and AMCUSA are contemplating entering into a Master Commitment for Corporate Finance Relationship.

                 WHEREAS, during the course of this arrangement, AMCUSA may give PAM access to, or PAM may learn about various information and material relating to the financial status, marketing strategies, business practices, products, customers, potential customers, procedures, methods, models, materials, technical knowledge and the like of AMCUSA, its affiliates and subsidiaries (the "Confidential Data") all of which AMCUSA considers to be of a proprietary nature and PAM may give AMCUSA access to, or AMCUSA may learn about various information and material relating to the financial status, marketing strategies, business practices, products, customers, potential customers, procedures, methods, models, materials, technical knowledge and the like, which PAM considers to be of a proprietary nature and all of which are referred to herein as "Confidential Data."

                 NOW, THEREFORE, intending to be legally bound hereby, PAM and AMCUSA agree as follows:


                 (1) Each party acknowledges that Confidential Data is considered proprietary and acknowledges that the unauthorized use or disclosure of any Confidential Data could be detrimental to the other party.

                 (2) No party shall distribute, disclose or convey to third parties any Confidential Data without prior written approval of the other Party.

                 (3)      Each party agrees that:

                          a. Only employees, with a defined "need to know" basis shall be granted access to any Confidential Data;

                          b. No party shall distribute, disclose or convey Confidential Data to any consultant or subcontractor, except upon prior written approval of the other party;

                          c. Each party shall protect the confidentiality of the Confidential Data of the other party in the same manner in which it protects the confidentiality of its own proprietary and confidential data of like kind. Access to the Confidential Data shall be restricted to those engaged in a use permitted hereby;

                          d.      No party shall copy or reproduce any
                 Confidential Data, except as necessary to complete the scope of its work in providing services to the other;

                          e. All Confidential Data made available to each party, including copies thereof, shall be returned upon the earlier of the completion of the scope of work identified above or a request of the other party;

                          f. Nothing is this Agreement shall prohibit or limit the parties use of information (including, but not limited to, financial data and financial strategies and methodologies), (i) previously known to it, (ii) acquired by it from a third party which is not under an obligation not to disclose such information, or (iii) which is or becomes publicly available through no breach of this Agreement; and

                          g. No party shall make use of any of the Confidential Data for its own independent benefit.

                 (4) Each party agrees that, should a third party request it to submit Confidential Data pursuant to a subpoena, summons, search warrant, court or governmental order, the party receiving the subpoena (the "Subpoenaed Party") will notify the other Party promptly upon receipt of such request. If the other party objects to the release of the Confidential Data, the Subpoenaed Party will permit counsel chosen by the other party to represent the Subpoenaed Party in order to resist release of the Confidential Data. The other party will pay the Subpoenaed Party for any reasonable expenses incurred by the Subpoenaed Party in connection with resisting the release of the Confidential Data.

                 (5) PAM shall indemnify AMCUSA with respect to any losses suffered by AMCUSA as a result of a breach of any covenants, promises or representations in this Agreement. The Buyer shall indemnify PAM with respect to any losses suffered by PAM as a result of a breach of any covenants, promises or representations in this Agreement.

                 (6) All the terms, rights, duties and conditions contained in this Agreement shall merge into any future agreement between the parties.

                 (7) This Agreement is binding on the parties and their successors and assigns, and is provisions may be waived or modified by written agreement of the parties.

                 (8) This Agreement is executed and delivered in California, and shall be governed by the laws of the Commonwealth of California.

 PACIFICAMERICA MONEY CENTER, INC.           ADVANTA MORTGAGE CORP. USA



 By: _______________________________         By:  ______________________________
     Name:                                        Mark Casale, Vice President of
     Title:                                       Corporate Finance